UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under § 240.14a-12

AMG FUNDS

AMG FUNDS I

AMG FUNDS II

AMG FUNDS III

AMG FUNDS IV

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials

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August 28, 2023

AMG FUNDS

AMG FUNDS I

AMG FUNDS II

AMG FUNDS III

AMG FUNDS IV

Dear Shareholder:

I am writing to you about important proposals relating to AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (each, a “Trust” and collectively, the “Trusts”) and each of its series (each, a “Fund” and collectively, the “Funds”). This joint proxy statement asks you to consider and vote on the following proposals:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds in each Trust will vote together on a Trust-by-Trust, Trust-level basis.

2. Approval of the amendment of certain fundamental investment restrictions of each applicable Fund.

Each applicable Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

AMG Funds II

AMG GW&K Global Allocation Fund

AMG Funds III

AMG GW&K High Income Fund

AMG Veritas Asia Pacific Fund

AMG Funds IV

AMG River Road Dividend All Cap Value Fund

AMG River Road Focused Absolute Value Fund

AMG River Road Small-Mid Cap Value Fund

AMG River Road Small Cap Value Fund

A combined special meeting of shareholders (the “Meeting”) of the Funds has been scheduled for October 10, 2023 to vote on these matters. If you are a shareholder of record of any of the Funds as of the close of business on August 22, 2023, you are entitled to vote at the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if you no longer own your shares.

Pursuant to these materials, you are being asked to vote on certain proposals, as noted above. For the reasons discussed in the enclosed materials, the Boards of Trustees of the Trusts recommend that you vote “FOR” all proposals.

You can vote in one of four ways:

•	Over the Internet, through the website listed on the proxy card(s),

•	By telephone, using the toll-free number listed on the proxy card(s),

•	By mail, using the enclosed proxy card(s) – be sure to sign, date and return the proxy card(s) in the enclosed postage-paid envelope, or

•	In person at the shareholder meeting on October 10, 2023. Please see additional information regarding the shareholder meeting in the enclosed materials.

We encourage you to vote over the Internet or by telephone using the voting control number that appears on your proxy card(s).

Please take the time to carefully consider and vote on these important proposals. Please also read the enclosed information carefully before voting. If you have questions, please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at (866) 521-4487.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust(s) or the Fund(s) prior to the Meeting, or by voting in person at the Meeting.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/ Keitha L. Kinne
Keitha L. Kinne
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD(S) IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

QUESTIONS AND ANSWERS

The following “Questions and Answers” section is a summary and is not intended to be as detailed as the discussion found in the proxy materials. For this reason, the information is qualified in its entirety by reference to the enclosed joint proxy statement to shareholders (“Joint Proxy Statement”).

Q.	Why am I receiving this Joint Proxy Statement?

A.

You are receiving these proxy materials — that include the Joint Proxy Statement and your proxy card(s) — because you have the right to vote on important proposals concerning AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (each, a “Trust” and collectively, the “Trusts” or the “AMG Funds Family of Funds”) and each of its series (each, a “Fund” and collectively, the “Funds”).

The Funds in AMG Funds are: AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced SMA Shares, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund.

The Fund in AMG Funds I are: AMG Boston Common Global Impact Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG River Road Large Cap Value Select Fund, AMG Veritas China Fund, AMG Veritas Global Focus Fund and AMG Veritas Global Real Return Fund.

The Funds in AMG Funds II are: AMG GW&K Enhanced Core Bond ESG Fund and AMG GW&K Global Allocation Fund.

The Funds in AMG Funds III are: AMG GW&K ESG Bond Fund, AMG GW&K High Income Fund, AMG GW&K International Small Cap Fund and AMG Veritas Asia Pacific Fund.

The Funds in AMG Funds IV are: AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, AMG GW&K Small/Mid Cap Growth Fund, AMG Montrusco Bolton Large Cap Growth Fund, AMG River Road Mid Cap Value Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund.

Each of the proposals is described below.

Q.	What are the proposals about?

A.

This proxy statement presents two proposals, which the Boards of Trustees of the Trusts (collectively, the “Board”) and AMG Funds LLC (the “Investment Manager”), the Funds’ investment manager, believe are in the best interests of the Funds for the reasons described below.

Proposal 1: Election of Trustees

Affected Funds: All Funds

Proposal 1 relates to the election of trustees (each, a “Nominee”) to the Board. Over recent years, due to the policy of the AMG Funds Family of Funds that each trustee retire at the end of the calendar year (or, for AMG Funds IV, the end of the applicable Funds’ fiscal year) during which such trustee reaches the age of 75, there have been several retirements and the number of trustees serving on the Board has decreased. In light of this development, and as part of the Board’s succession planning efforts to ensure continuity in the

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oversight of the AMG Funds Family of Funds and the Board’s continuing discharge of its fiduciary duties to the AMG Funds Family of Funds on a long-term basis, the Board has determined to increase the number of Trustees from six to eight. The Board is proposing that shareholders vote on the election or reelection of seven out of the eight trustees. You are being asked to elect five incumbent Trustees and two new nominees to the Board. The incumbent Trustee nominees are Kurt A. Keilhacker, Steven J. Paggioli, Eric Rakowski, Victoria L. Sassine, and Garret W. Weston. The new nominees are Jill R. Cuniff and Peter W. MacEwen. The remaining trustee is Bruce B. Bingham, who was previously elected by shareholders and who is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, shareholders are not being asked to reelect Mr. Bingham at this time, although he will continue to serve as a trustee of the Trusts until his retirement date. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” Proposal 1. Shareholders of the Funds have the option of voting on the election of each Nominee separately.

Proposal 2: Approval of the Amendment of Certain Fundamental Investment Restrictions of each Applicable Fund

Affected Funds (each, a “Proposal 2 Fund,” and collectively, the “Proposal 2 Funds”):

AMG Funds II	AMG Funds IV
AMG GW&K Global Allocation Fund	AMG River Road Dividend All Cap Value Fund
AMG River Road Focused Absolute Value Fund
AMG Funds III	AMG River Road Small-Mid Cap Value Fund
AMG GW&K High Income Fund	AMG River Road Small Cap Value Fund
AMG Veritas Asia Pacific Fund

Proposal 2 relates to the proposed amendment of certain fundamental investment restrictions of each Proposal 2 Fund. The proposed changes are intended to update and standardize the Proposal 2 Funds’ fundamental investment restrictions with the other Funds in the AMG Funds Family of Funds, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Proposal 2 Funds increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 2. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the AMG Funds Family of Funds by simplifying and making uniform the fundamental investment restrictions across most of the other Funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in the Joint Proxy Statement, it has no current intention to change in any significant way the Proposal 2 Funds’ investment strategies or the manner in which the Proposal 2 Funds are managed in connection with the approval of this proposal. For the reasons discussed in the Joint Proxy Statement, the Board recommends that you vote “FOR” Proposal 2. Shareholders of each Proposal 2 Fund have the option of voting on the amendment of each fundamental investment restriction of such Fund separately.

Q.	When is the Meeting?

A.

The enclosed proxy is being solicited for use at the combined special meeting of shareholders of the Funds to be held on October 10, 2023 (the “Meeting”) at the offices of the Investment Manager, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, at 3:00 p.m. Eastern Time, and, if the Meeting is adjourned or postponed, at any later meetings, for the purposes stated in the Notice of Combined Special Meeting of Shareholders.

Q.	How does the Board suggest that I vote?

A.

After careful consideration, the Board unanimously recommends that you vote “FOR” each proposal. Please see the sections of the proxy materials discussing each proposal for a discussion of the Board’s considerations in making such recommendations.

Q.	Why am I receiving information about Funds I do not own?

A.

Proposal 1 is relevant to all of the Funds, and management of the Funds has concluded that it is cost-effective to hold the Meeting concurrently for all Funds. Shares of all the Funds in a particular Trust will vote in the aggregate by Trust and not separately by Fund with respect to Proposal 1 (election of Trustees).

Only shares of the Proposal 2 Funds will vote on Proposal 2 and will vote separately by Fund on each of the applicable sub-proposals in Proposal 2 (amendment of certain fundamental investment restrictions). An unfavorable vote on any sub-proposal in Proposal 2 by the shareholders of one Fund will not affect the implementation of any other sub-proposal by such Fund if such sub-proposal is approved by shareholders of such Fund nor will it affect the implementation of a comparable sub-proposal by another Fund if such sub-proposal is approved by shareholders of such other Fund.

Q.	What vote is required to approve the proposals?

A.

With respect to Proposal 1, the election of Trustees, an affirmative vote of the holders of a plurality of each Trust’s shares present at the meeting in person or by proxy is required to elect each individual nominated as a Trustee for such Trust. Under a plurality vote, the seven Nominees who receive the highest number of votes will be elected. Proposal 1 will be voted on by all shareholders of each Trust.

With respect to Proposal 2, shareholders of each Proposal 2 Fund will vote separately on a sub-proposal-by-sub-proposal basis and each sub-proposal must be approved by a “vote of a majority of the outstanding voting securities” of the Fund.

The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on the proposal present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on the proposal.

Q.	What happens if shareholders do not approve the proposals?

A.

The Board unanimously recommends that shareholders approve each proposal. However, if quorum for Proposal 1 is not obtained, the incumbent Trustees will continue to serve on the Board but the two new nominees will not be elected to the Board. If quorum for Proposal 1 is obtained, the Nominees will be elected by the affirmative vote of the holders of a plurality of each Trust’s shares present at the meeting in person or by proxy. Please see the section of the Joint Proxy Statement entitled “Overview of the Proposals – Voting Procedures” on page 4 for the quorum requirements for each Trust.

If shareholders of a Proposal 2 Fund do not approve a Proposal 2 sub-proposal, the applicable Fund will continue to be managed with its corresponding current fundamental investment restriction.

Q.	Will my vote make a difference?

A.

Yes! Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund(s). Additionally, you will help save the costs of any further solicitations by providing your immediate response on the enclosed proxy card(s), over the Internet or by telephone. You may also vote in person at the Meeting.

Q.	If I am a small investor, why should I vote?

A.

You should vote because every vote is important. If numerous shareholders just like you fail to vote, the Funds may not receive enough votes to go forward with the Meeting. If this happens, the Funds will need to solicit votes again. This may delay the Meeting and the approval of the proposals and generate unnecessary costs.

Q.	How do I vote?

A.

You may provide a Trust or a Fund with your vote by mail using the enclosed proxy card(s), over the Internet by following the instructions on the proxy card(s), by telephone using the toll-free number listed on the proxy card(s), or at the Meeting. You may use the enclosed postage-paid envelope to mail your proxy card(s). Please follow the enclosed instructions to utilize any of these voting methods. If you need more information on how to vote, or if you have any questions, please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor (the “Solicitor”), toll-free at (866) 521-4487.

Q.	Whom do I call if I have questions?

A.	We will be happy to answer your questions about this proxy solicitation. If you have questions, please call the Solicitor toll-free at (866) 521-4487.

Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Fund(s) prior to the Meeting, or by voting at the Meeting.

PROMPT VOTING IS REQUESTED.

AMG FUNDS

AMG FUNDS I

AMG FUNDS II

AMG FUNDS III

AMG FUNDS IV

NOTICE OF COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 10, 2023

Notice is hereby given that a combined special meeting of shareholders (the “Meeting”) will be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time. The Meeting is a combined special meeting of shareholders of AMG Funds and each of its series, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced SMA Shares, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund; AMG Funds I and each of its series, AMG Boston Common Global Impact Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG River Road Large Cap Value Select Fund, AMG Veritas China Fund, AMG Veritas Global Focus Fund and AMG Veritas Global Real Return Fund; AMG Funds II and each of its series, AMG GW&K Enhanced Core Bond ESG Fund and AMG GW&K Global Allocation Fund; AMG Funds III and each of its series, AMG GW&K ESG Bond Fund, AMG GW&K High Income Fund, AMG GW&K International Small Cap Fund and AMG Veritas Asia Pacific Fund; and AMG Funds IV and each of its series, AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, AMG GW&K Small/Mid Cap Growth Fund, AMG Montrusco Bolton Large Cap Growth Fund, AMG River Road Mid Cap Value Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund. AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV are each referred to as a “Trust” and collectively as the “Trusts” herein, and the series of the Trusts are each referred to as a “Fund” and collectively as the “Funds” herein.

At the Meeting, shareholders of the Funds will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds in each Trust will vote together on a Trust-by-Trust, Trust-level basis.

2. Approval of the amendment of certain fundamental investment restrictions of each applicable Fund.

Each applicable Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

AMG Funds II

AMG GW&K Global Allocation Fund

AMG Funds III

AMG GW&K High Income Fund

AMG Veritas Asia Pacific Fund

AMG Funds IV

AMG River Road Dividend All Cap Value Fund

AMG River Road Focused Absolute Value Fund

AMG River Road Small-Mid Cap Value Fund

AMG River Road Small Cap Value Fund

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After careful consideration, the Boards of Trustees of the Trusts (collectively, the “Board” or the “Trustees”) unanimously recommends that shareholders vote “FOR” each proposal.

Shareholders of record at the close of business on August 22, 2023 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) of all or any portion of the Meeting, even if such shareholders no longer own shares.

We call your attention to the accompanying joint proxy statement. The Funds request that you complete, date, and sign the enclosed proxy card(s) and return it/them promptly in the envelope provided for that purpose. Each proxy card also provides instructions for voting by telephone or over the Internet if you wish to take advantage of these voting options. Proxies may be revoked prior to the Meeting by timely executing and submitting a revised proxy (following the methods noted above), by giving written notice of revocation to the Trust(s)/Fund(s) prior to the Meeting, or by voting at the Meeting. Please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at (866) 521-4487 if you have any questions relating to attending the Meeting or your vote instructions.

By Order of the Boards of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE MEETING TO BE HELD ON OCTOBER 10, 2023

This Joint Proxy Statement and the accompanying Notice of Combined Special Meeting of Shareholders are available at the website listed on your proxy card(s). In addition, shareholders can find important information about AMG GW&K International Small Cap Fund in such Fund’s annual report, dated May 31, 2023, including financial reports for the fiscal year ended May 31, 2023. Shareholders can find important information about each of AMG Boston Common Global Impact Fund and AMG Veritas Global Real Return Fund in such Fund’s annual report, dated September 30, 2022, including financial reports for the fiscal year ended September 30, 2022, and in such Fund’s semi-annual report, dated March 31, 2023. Shareholders can find important information about each of AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Small/Mid Cap Growth Fund, AMG Montrusco Bolton Large Cap Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Large Cap Value Select Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Veritas China Fund and AMG Veritas Global Focus Fund in such Fund’s annual report, dated October 31, 2022, including financial reports for the fiscal year ended October 31, 2022, and in such Fund’s semi-annual report, dated April 30, 2023. Shareholders can find important information about each of AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG Veritas Asia Pacific Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund in such Fund’s annual report, dated December 31, 2022, including financial reports for the fiscal year ended December 31, 2022. Shareholders will be able to find important information about AMG GW&K Municipal Enhanced SMA Shares in such Fund’s semi-annual report for the period ending June 30, 2023. You may obtain copies of these reports without charge, upon request, by writing to AMG Funds LLC, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, or by calling 1-800-548-4539, or on the Funds’ website at www.amgfunds.com.

YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. IF YOU DO NOT EXPECT TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD(S) IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD(S) BE RETURNED PROMPTLY.

FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD(S). IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S) UNLESS YOU ELECT TO CHANGE YOUR VOTE.

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APPENDICES

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AMG FUNDS

AMG FUNDS I

AMG FUNDS II

AMG FUNDS III

AMG FUNDS IV

JOINT PROXY STATEMENT

COMBINED SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 10, 2023

This joint proxy statement (“Joint Proxy Statement”) and enclosed notice and proxy card(s) are being furnished in connection with the solicitation of proxies by the Boards of Trustees (collectively, the “Board” or the “Trustees”) of AMG Funds and its series, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced SMA Shares, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund; AMG Funds I and its series, AMG Boston Common Global Impact Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG River Road Large Cap Value Select Fund, AMG Veritas China Fund, AMG Veritas Global Focus Fund and AMG Veritas Global Real Return Fund; AMG Funds II and its series, AMG GW&K Enhanced Core Bond ESG Fund and AMG GW&K Global Allocation Fund; AMG Funds III and its series, AMG GW&K ESG Bond Fund, AMG GW&K High Income Fund, AMG GW&K International Small Cap Fund and AMG Veritas Asia Pacific Fund; and AMG Funds IV and its series, AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, AMG GW&K Small/Mid Cap Growth Fund, AMG Montrusco Bolton Large Cap Growth Fund, AMG River Road Mid Cap Value Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund. AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV are each referred to as a “Trust” and collectively as the “Trusts” herein, and the series of the Trusts are each referred to as a “Fund” and collectively as the “Funds” herein. The proxies are being solicited for use at a combined special meeting of shareholders to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, and at any and all adjournments or postponements of all or any portion thereof (the “Meeting”).

The Board has called the Meeting and is soliciting proxies from shareholders of the Funds for the purposes listed below:

Proposal Summary	Fund(s) Voting on the Proposal
1. Election of Trustees.	All Funds in each Trust will vote together on a Trust-by-Trust, Trust-level basis.

2. Approval of the amendment of certain fundamental investment restrictions of each applicable Fund.

Each applicable Fund will vote separately on a Fund-by-Fund, sub-proposal-by-sub-proposal basis.

AMG Funds II

AMG GW&K Global Allocation Fund

AMG Funds III

AMG GW&K High Income Fund

AMG Veritas Asia Pacific Fund

AMG Funds IV

AMG River Road Dividend All Cap Value Fund

AMG River Road Focused Absolute Value Fund

AMG River Road Small-Mid Cap Value Fund

AMG River Road Small Cap Value Fund

This Joint Proxy Statement and the accompanying notice and the proxy card(s) are being first mailed to shareholders on or about September 1, 2023.

The Board has determined that the use of this Joint Proxy Statement for the Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders of the Funds. Shareholders of record at the close of business on August 22, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting, even if such shareholders no longer own shares.

If you have any questions about the proposals or about voting, please call EQ Fund Solutions, LLC, the Funds’ proxy solicitor, toll-free at (866) 521-4487.

OVERVIEW OF THE PROPOSALS

Introduction

AMG Funds is comprised of eighteen mutual funds, AMG Funds I is comprised of seven mutual funds, AMG Funds II is comprised of two mutual funds, AMG Funds III is comprised of four mutual funds, and AMG Funds IV is comprised of ten mutual funds, all of which are the subject of this proxy statement. Each of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III is a registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. AMG Funds IV is a registered management investment company under the 1940 Act, and is organized as a Delaware statutory trust. The Investment Manager, located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 777 South Flagler Drive, West Palm Beach, Florida 33401. The Investment Manager serves as investment manager and administrator of the Funds and is responsible for the Funds’ overall administration and operations.

AMG Distributors, Inc. (the “Distributor”), a wholly owned subsidiary of the Investment Manager, located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, serves as the Funds’ distributor.

The principal executive offices of each Trust are located at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Proposal 1: Election of Trustees

Affected Funds: All Funds

The first proposal relates to the election of trustees (each, a “Nominee”) to the Board (“Proposal 1”). Over recent years, due to the policy of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (the “AMG Funds Family of Funds”) that each trustee retire at the end of the calendar year (or, for AMG Funds IV, the end of the applicable Funds’ fiscal year) during which such trustee reaches the age of 75, there have been several retirements and the number of trustees serving on the Board has decreased. In light of this development, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the AMG Funds Family of Funds and the Board’s continuing discharge of its fiduciary duties to the AMG Funds Family of Funds on a long-term basis, the Board has determined to increase the number of Trustees from six to eight. The Board is proposing that shareholders vote on the election or reelection of seven out of the eight trustees. You are being asked to elect five incumbent Trustees and two new nominees to the Board. The incumbent Trustee nominees are Kurt A. Keilhacker, Steven J. Paggioli, Eric Rakowski, Victoria L. Sassine, and Garret W. Weston. The new nominees are Jill R. Cuniff and Peter W. MacEwen. The remaining trustee is Bruce B. Bingham, who was previously elected by shareholders and who is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, shareholders are not being asked to reelect Mr. Bingham at this time, although he will continue to serve as a trustee of the Trusts until his retirement date. As discussed in greater detail below, the Board has unanimously determined to recommend a vote “FOR” the election of each nominee.

Proposal 2: Approval of the Amendment of Certain Fundamental Investment Restrictions of each Applicable Fund

Affected Funds (each, a “Proposal 2 Fund,” and collectively, the “Proposal 2 Funds”):

AMG Funds II	AMG Funds IV
AMG GW&K Global Allocation Fund	AMG River Road Dividend All Cap Value Fund
AMG River Road Focused Absolute Value Fund
AMG Funds III	AMG River Road Small-Mid Cap Value Fund
AMG GW&K High Income Fund	AMG River Road Small Cap Value Fund
AMG Veritas Asia Pacific Fund

The second proposal relates to the proposed amendment of certain fundamental investment restrictions of each Proposal 2 Fund (“Proposal 2”). The proposed changes are intended to update and standardize the Proposal 2 Funds’ fundamental investment restrictions with the other Funds in the AMG Funds Family of Funds, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Proposal 2 Funds increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described in Proposal 2. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the AMG Funds Family of Funds by simplifying and making uniform the fundamental investment restrictions across most of the other Funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in the Joint Proxy Statement, it has no current intention to change in any significant way the Proposal 2 Funds’ investment strategies or the manner in which the Proposal 2 Funds are managed in connection with the approval of this proposal. For the reasons discussed below, the Board recommends that you vote “FOR” Proposal 2.

As to sub-proposals 2.A through 2.D, the shareholders of each applicable Proposal 2 Fund will vote separately on a Fund-by-Fund and sub-proposal-by-sub-proposal basis. If shareholders of a Proposal 2 Fund approve a sub-proposal, the Fund’s fundamental investment restriction as set forth in the approved sub-proposal will be changed. However, if shareholders of a Proposal 2 Fund do not approve a change to a fundamental investment restriction, the Fund’s current corresponding fundamental investment restriction would continue to apply.

Voting Procedures

Shareholders of the Funds who own shares at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting and any adjournment(s) or postponement(s) thereof. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own on each matter as to which such shares are to be voted at the Meeting. Shares may be voted in person or by proxy. Where shareholders may pursuant to the terms of a notice of a meeting of shareholders (which may be amended from time to time) participate in and vote at such meeting by means of remote communication, shares voted by means of such remote communication shall constitute shares voted in person.

A quorum must be present at the Meeting for the transaction of business. With respect to each of AMG Funds, AMG Funds II and AMG Funds III, the holders of 30% of the shares of a Fund or the Trust, as applicable, entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to such Fund or the Trust. With respect to AMG Funds I, the holders of 10% of the shares of a Fund or the Trust, as applicable, entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to such Fund or the Trust. With respect to AMG Funds IV, one-third of the shares of a Fund or the Trust, as applicable, entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to such Fund or the Trust.

A broker-dealer that is a member of the New York Stock Exchange (“NYSE”) that holds shares of a Fund in “street name” and has not received voting instructions from a client prior to the date specified in the broker-dealer’s request for voting instructions is permitted under the rules of the NYSE to vote the shares on uncontested matters that are considered to be “routine,” but is not permitted to vote the shares on “non-routine” matters. Proposal 1 (the election of the Trustees to the Board) is considered a routine matter. Proposal 2 (the amendment of certain fundamental investment restrictions of each applicable Fund) is considered a non-routine matter. Abstentions and broker non-votes do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present. Because the affirmative “vote of a majority of the outstanding voting securities” of a Fund is required to approve Proposal 2, abstentions and broker non-votes will have the effect of a vote against Proposal 2.

At the time of the Meeting or any adjournment thereof, the Funds’ custodian may be permitted to vote shares held by certain individual retirement accounts for which it is the trustee and that are not otherwise voted by such account holder. If the Funds’ custodian votes such shares, it will vote them in the same proportions as other retirement account shareholders for which it is the trustee and that have submitted voting instructions for their shares. If the Funds’ custodian is authorized to vote the shares and so votes, shareholders should be aware that this practice, known as “echo-voting,” may have the effect of increasing the likelihood that the proposals will be approved.

Whether or not a quorum is present at the Meeting, the Meeting may, by action of the chair of the Meeting, be adjourned from time to time with respect to one or more proposals to permit further solicitation of proxies. Any adjourned session or sessions may be held, any time after the date set for the Meeting, without the necessity of further notice; provided, with respect to AMG Funds IV, that the time and place of any adjourned session or sessions are announced at the Meeting or reasonable notice is given to persons present at the Meeting. Upon motion of the chair of the Meeting, the question of adjournment may be (but is not required to be) submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and, if approved, such adjournment shall take place without the necessity of further notice; provided, with respect to AMG Funds IV, that the time and place of any adjourned session or sessions are announced at the Meeting or reasonable notice is given to persons present at the Meeting. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting may, at the discretion of the proxies named therein, be voted “FOR” a proposal in favor of such an adjournment.

Information regarding the number of issued and outstanding shares of each Fund as of the Record Date is provided in Appendix A, representing the same number of votes for each of the Funds. The persons who are known to have owned beneficially or of record 5% or more of any Fund’s outstanding shares as of the Record Date are listed in Appendix B.

The person(s) named as proxies on the enclosed proxy card(s) will vote in accordance with your directions, if your proxy card(s) is/are received properly executed or if you vote appropriately by phone or over the Internet. If we receive your proxy card(s), and it/they is/are executed properly, but you give no voting instructions with respect to any proposal on which you are entitled to vote, your shares will be voted in accordance with management’s recommendation with respect to each such proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

Under the Amended and Restated Agreement and Declaration of Trust of each of AMG Funds and AMG Funds I and the By-Laws of each of AMG Funds II, AMG Funds III and AMG Funds IV, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, over the Internet or by telephone by following the instructions on your proxy card(s). IF YOU VOTE BY TELEPHONE OR OVER THE INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD(S), UNLESS YOU LATER ELECT TO CHANGE YOUR VOTE. You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of the Trust prior to the Meeting; (b) by the subsequent execution and timely return of another proxy prior to the Meeting (following the methods noted above); or (c) by being present and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. However, attendance at the Meeting, by itself, will not revoke a previously-tendered proxy.

The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile will be paid by the Funds. Please see “Additional Information” below for more information regarding solicitation of proxies. We encourage you to vote your shares prior to the Meeting.

PROPOSAL 1: ELECTION OF TRUSTEES

Affected Funds:

All Funds

Over recent years, due to the policy of the AMG Funds Family of Funds that each Trustee retire at the end of the calendar year (or, for AMG Funds IV, the end of the applicable Funds’ fiscal year) during which such Trustee reaches the age of 75, there have been several retirements and the number of Trustees serving on the Board has decreased. In light of this development, and as part of the Board’s succession planning efforts to ensure continuity in the oversight of the AMG Funds Family of Funds and the Board’s continuing discharge of its fiduciary duties to the AMG Funds Family of Funds on a long-term basis, the Board has determined to increase the number of Trustees from six to eight. The Board has proposed the following seven nominees for election by shareholders (each a “Nominee”), each to hold office for an indefinite term: Jill R. Cuniff, Kurt A. Keilhacker, Peter W. MacEwen, Steven J. Paggioli, Eric Rakowski, Victoria L. Sassine, and Garret W. Weston. Messrs. Keilhacker, Paggioli, Rakowski and Weston and Ms. Sassine are collectively referred to herein as the “Incumbent Trustee Nominees.” Mr. MacEwen and Ms. Cuniff are collectively referred to herein as the “New Trustee Nominees.” The remaining Trustee is Bruce B. Bingham, who was previously elected by shareholders and who is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, shareholders are not being asked to reelect Mr. Bingham at this time, although he will continue to serve as a Trustee until his retirement date. Each of the Nominees has consented to serve or continue to serve, as the case may be, as a Trustee. Trustees of each of AMG Funds, AMG Funds I and AMG Funds IV serve during the continued lifetime of the Trust until he or she dies, resigned or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. Trustees of each of AMG Funds II and AMG Funds III serve during the continued lifetime of the Trust until his or her death, resignation, retirement, removal, bankruptcy, adjudicated incompetence or other incapacity to perform the duties of the office of a Trustee in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time.

Certain biographical and other information relating to the Nominees, including each Nominee’s experience, qualifications, attributes and skills for Board membership, is set forth below. Six of the Nominees are expected to be Independent Trustees (meaning that they would not be considered “interested persons” as defined in the 1940 Act) and one of the Nominees would continue to be an Interested Trustee (meaning that he is considered an “interested person” as defined in the 1940 Act) of each Trust by virtue of his position with, and interest in securities of, Affiliated Managers Group, Inc. (“AMG”). Messrs. Keilhacker, Paggioli, and Rakowski and Ms. Sassine are Independent Trustee incumbents who were previously elected by shareholders. Mr. Weston is an Interested Trustee incumbent who was previously appointed by the Board and is standing for election by shareholders for the first time. Mr. MacEwen and Ms. Cuniff are expected to be Independent Trustees, if elected. On July 25, 2023, the members of each Trust’s Governance Committee (described below) presented their recommended nominees to the Independent Trustees, and the Independent Trustees selected and nominated the Incumbent Trustee Nominees and the New Trustee Nominees, and on July 25, 2023, the Board voted to submit the Incumbent Trustee Nominees and the New Trustee Nominees to a vote of shareholders of each Trust. The Board knows of no reason why any of these Nominees would be unable to serve.

Reason for the Proposal

Section 16(a) of the 1940 Act provides that no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose; except that vacancies occurring between such meetings may be filled in any otherwise legal manner if immediately after filling any such vacancy at least two-thirds of the directors then holding office shall have been elected to such office by the shareholders of the company at such an annual or special meeting.

Of the five Incumbent Trustee Nominees, two (Mr. Keilhacker and Ms. Sassine) were elected by shareholders in 2013, one (Mr. Rakowski) was initially elected by shareholders in 1999, and one (Mr. Paggioli) was initially elected by shareholders in 1993. Mr. Weston was appointed to the Board without a vote of shareholders, as permitted by Section 16(a) of the 1940 Act. It is necessary to hold a shareholder meeting for the purpose of electing Mr. MacEwen and Ms. Cuniff to the Board. The Board has considered it appropriate that five of the six current Trustees stand for election by the shareholders. Mr. Bingham is not being put up for reelection due to his upcoming retirement.

Information About the Board and the Nominees

The Board provides broad supervision over the affairs of the Trusts and the Funds. An Independent Trustee serves as Chairman of the Board. A separate individual serves as Principal Executive Officer of the Trusts, as described below under “Principal Officers of the Trusts.” In addition, the Board also has two standing committees, the Audit Committee and Governance Committee (each a “Committee”, and collectively, the “Committees”), each comprised of all of the Independent Trustees, to which the Board has delegated certain authority and oversight responsibilities.

The Board’s role in supervising the Trusts is oversight, including oversight of the Funds’ risk management process. The Board meets regularly on at least a quarterly basis, and at these meetings the officers of the Funds and the Funds’ Chief Compliance Officer report to the Board on a variety of matters. A portion of each regular meeting is devoted to an executive session of the Independent Trustees, the Independent Trustees’ separate, independent legal counsel, and the Funds’ Chief Compliance Officer, at which no members of management are present. In a separate executive session of the Independent Trustees and the Independent Trustees’ independent legal counsel, the Independent Trustees consider a variety of matters that are required by law to be considered by the Independent Trustees, as well as matters that are scheduled to come before the full Board, including fund governance, compliance, and leadership issues. When considering these matters, the Independent Trustees are advised by their independent legal counsel. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

Each Trust has retained the Investment Manager as the Funds’ investment adviser and administrator. The Investment Manager is responsible for the Funds’ overall administration and operations, including management of the risks that arise from the Funds’ investments and operations. Employees of the Investment Manager serve as several of the Funds’ officers, including the Funds’ President. The Board provides oversight of the services provided by the Investment Manager, the Funds’ other service providers, and the Funds’ officers, including their risk management activities. On an annual basis, the Funds’ Chief Compliance Officer conducts a compliance review and risk assessment and prepares a written report relating to the review that is provided to the Board for review and discussion. The assessment includes a broad-based review of the risks inherent to the Funds, the controls designed to address those risks, and selective testing of those controls to determine whether they are operating effectively and are reasonably designed. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board receives periodic reports from the Funds’ Chief Legal Officer on the Investment Manager’s risk management activities. The Board also receives periodic reports from the Funds’ Chief Compliance Officer regarding the compliance of the Funds with federal and state securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board receives periodic reports from the portfolio managers of the Funds’ subadvisers and the Investment Manager’s investment research team regarding the management of the Funds, including their investment risks. The Board also receives periodic reports from the Funds’ Chief Financial Officer, Chief Operating Officer, and other senior personnel of the Investment Manager regarding the Investment Manager’s general business operations.

The Board met five times during each of the fiscal years ended September 30, 2022, October 31, 2022, December 31, 2022 and May 31, 2023. Each Incumbent Trustee Nominee was present for all of the meetings of the Board and meetings held by all Committees on which he or she served.

The following table lists the current Trustees and Nominees, their names and ages, the positions held with the Trusts and length of time served, their principal business occupations during the past five years, the number of Funds in the AMG Funds Family of Funds that they oversee, and other directorships held in any publicly-traded company or any registered investment company, as well as the experience, qualifications, attributes and skills for serving as Trustees.

All of the Funds in the Trusts are overseen by the Board (and would be overseen by all Nominees, if elected). The address of each Nominee is 680 Washington Boulevard, Stamford, Connecticut 06901. Correspondence intended for a current Trustee may be sent to this address.

Name and Age at June 30, 2023	Position(s) Held with the Trusts and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Trustee/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Trustees/Nominees who are not “interested persons” of the Trusts:

Bruce B. Bingham, 74**	Trustee since 2012 for AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III and 2014 for AMG Funds IV	Partner, Hamilton Partners (real estate development firm) (1987-Present)	41	Director of The Yacktman Funds, Inc. (2 portfolios)	Significant experience as a board member of mutual funds; business experience as a partner of a real estate development and investment firm; familiar with financial statements.

Jill R. Cuniff, 59	Nominee	Retired (2016 to Present); President & Portfolio Manager, Edge Asset Management (2009-2016); President & Chief Investment Officer, Morley Financial Services (2001-2009); President, Union Bond & Trust Company (2001-2009)	41	Director of Harding, Loevner Funds, Inc. (12 portfolios) (2018-Present).	Significant experience as a board member of mutual funds; significant business experience as president of executive teams; experience with institutional and retail distribution; experience as a co-portfolio manager.

Name and Age at June 30, 2023	Position(s) Held with the Trusts and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Trustee/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Kurt A. Keilhacker, 59	Trustee since 2013 for AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III and 2014 for AMG Funds IV; Chairman of the Audit Committee since 2021 for AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III and 2020 for AMG Funds IV	Managing Partner, Elementum Ventures (2013-Present); Managing Partner, TechFund Europe (2000-Present); Managing Partner, TechFund Capital (1997-Present); Adjunct Professor, University of San Francisco (2022-Present); Trustee, Wheaton College (2018-Present); Director, Wheaton College Trust Company, N.A. (2018-Present)	43	None	Significant board experience, including as a board member of private companies; significant experience as a managing member of private companies; significant experience in the venture capital industry; significant experience as co-founder of a number of technology companies.

Peter W. MacEwen, 58	Nominee	Private investor (2019-Present); Affiliated Managers Group, Inc. (2003-2018): Chief Administrative Officer, Office of the CEO (2013-2018); Senior Vice President, Finance (2007-2013); Vice President, Finance (2003-2007)	41	None	Significant experience in the financial services industry, including as a senior executive of an S&P 500 asset management firm where responsibilities included: corporate finance and capital raising; strategy development and execution; internal audit and risk management; and oversight of global operations.

Name and Age at June 30, 2023	Position(s) Held with the Trusts and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Trustee/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Steven J. Paggioli, 73	Trustee since 1993 for AMG Funds III, 2000 for AMG Funds I and AMG Funds II, 2004 for AMG Funds, and 2010 for AMG Funds IV	Independent Consultant (2002-Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001)	41	Trustee, Professionally Managed Portfolios (28 portfolios); Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008-2019)	Significant board experience, including as a board member of mutual funds; significant executive experience with several financial services firms; former service with financial service regulator; Audit Committee financial expert.

Eric Rakowski, 65	Trustee since 1999 for AMG Funds and AMG Funds III, 2000 for AMG Funds I and AMG Funds II, and 2010 for AMG Funds IV Independent Chairman of the Board since 2017 Chairman of the Governance Committee since 2017	Professor of Law, University of California at Berkeley School of Law (1990- Present)	43	Trustee of Parnassus Funds (4 portfolios) (2021-Present); Trustee of Parnassus Income Funds (2 portfolios) (2021-Present); Director of Harding, Loevner Funds, Inc. (12 portfolios) (2008-Present); Trustee of Third Avenue Trust (3 portfolios) (2002-2019); Trustee of Third Avenue Variable Trust (1 portfolio) (2002-2019)	Significant experience as a board member of mutual funds; former practicing attorney; currently professor of law.

Name and Age at June 30, 2023	Position(s) Held with the Trusts and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Trustee/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Victoria L. Sassine, 57	Trustee since 2013 for AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III and 2014 for AMG Funds IV	Adjunct Professor, Babson College (2007-Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Adviser, EVOFEM Biosciences (2019-Present); Chairperson, Board of Directors, Business Management Associates (2018-2019)	43	None	Significant board experience, including as a board member of private companies; finance experience in strategic financial and operation management positions in a variety of industries; audit and tax experience in a global accounting firm; experience as a board member of various organizations; Certified Public Accountant (inactive); current adjunct professor of finance.

Name and Age at June 30, 2023	Position(s) Held with the Trusts and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex* Overseen or to be Overseen by Trustee/ Nominee	Other Directorships Held by Nominee	Experience, Qualifications, Attributes, Skills for Board Membership
Trustee/Nominee who is an “interested person” of the Trusts:

Garret W. Weston, 41***	Trustee since 2021	Affiliated Managers Group, Inc. (2008-Present): Managing Director, Head of Affiliate Product Strategy and Development (2023-Present), Managing Director, Co-Head of Affiliate Engagement, Distribution (2021-2022), Senior Vice President, Office of the CEO (2019-2021), Senior Vice President, Affiliate Development (2016-2019), Vice President, Office of the CEO (2015-2016), Vice President, New Investments (2008-2015); Associate, Madison Dearborn Partners (2006-2008); Analyst, Merrill Lynch (2004-2006)	43	None	Significant senior leadership role within AMG across a number of areas, including responsibilities since 2020 for the AMG Funds business and other distribution related activities, as well as prior significant experience with AMG’s investments and relationships with its affiliates. Prior to AMG, significant business, investment and corporate finance experience within the financial services industry.

*	The Fund Complex consists of the 41 series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV, as well as AMG Pantheon Fund, LLC, and AMG Pantheon Master Fund, LLC.
**

Bruce Bingham was previously elected by shareholders and is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, he is not being put up for reelection, but will continue to serve until his retirement date.

***	Mr. Weston is an “interested person” of the Trusts within the meaning of the 1940 Act by virtue of his position with, and interest in securities of, AMG.

The summaries in the tables above relating to the experience, qualifications, attributes and skills of the Nominees are furnished in response to requirements imposed by the Securities and Exchange Commission (the

“SEC”), do not constitute holding out the Board or any Nominee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The Board believes that the significance of each Nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Nominee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to be able to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of the Nominees has these abilities. Experience relevant to having these abilities may be achieved through a Nominee’s educational background; business, professional training or practice (e.g., finance or law), or academic positions; experience from service as a board member (including the Board) or as an executive of investment funds, significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Independent Trustees are counseled by their own separate, independent legal counsel, who participates in Board meetings and interacts with the Investment Manager, and also may benefit from information provided by the Trusts’ and the Investment Manager’s legal counsel. Both Independent Trustee and Trust counsel have significant experience advising funds and fund board members. The Board and its Committees have the ability to engage other experts, including the Funds’ independent public accounting firm, as appropriate. The Board evaluates its performance on an annual basis.

If the Nominees are elected, Mr. Rakowski would remain Independent Chairman.

Principal Officers of the Trusts

The Board elects the officers of the Trusts, provided that the Chief Compliance Officer must be approved by a majority of the Independent Trustees. The President, Treasurer and Secretary hold office until a successor has been duly elected and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Other officers serve at the pleasure of the Trustees. The following table lists the names and ages of the officers, the positions held with the Trusts and length of time served, their principal business occupations during the past five years, and any directorships held in a public company or registered investment company during the past five years. The business address of each officer is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. None of the officers listed below receives compensation from any of the Funds. No changes to the officers of the Trusts are being proposed.

Name and Age at June 30, 2023	Position(s) Held with the Trusts and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer During the Past 5 Years
Keitha L. Kinne, 65	Chief Operating Officer of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III since 2007 and of AMG Funds IV since 2016; President, Chief Executive Officer and Principal Executive Officer since 2018	Managing Director, Head of Platform and Operations, AMG Funds LLC (2023-Present); Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG	None.

Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006)

Thomas G. Disbrow, 57	Treasurer, Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer since 2017	Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director—Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director—Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015)	None.

Mark J. Duggan, 58	Secretary and Chief Legal Officer since 2015	Managing Director and Senior Counsel, AMG Funds LLC (2021-Present); Senior Vice President and Senior Counsel, AMG Funds LLC (2015-2021); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015)	None.

Patrick J. Spellman, 49	Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer since 2019; Anti-Money Laundering Compliance Officer since 2022	Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer, AMG Distributors, Inc. (2010-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019; 2022-Present); Anti-Money Laundering Compliance Officer, AMG Funds IV (2016-2019; 2022-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011)	None.

John A. Starace, 52	Deputy Treasurer since 2017	Vice President, Mutual Fund Accounting, AMG Funds LLC (2021-Present); Director, Mutual Fund Accounting, AMG Funds LLC (2017-2021); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP	None.

Maureen M. Kerrigan, 38	Assistant Secretary since 2016	Vice President, Senior Counsel, AMG Funds LLC (2021-Present); Vice President, Counsel, AMG Funds LLC (2019-2021); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011)	None.

Trustee/Nominee Ownership of Shares

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by the Nominees, including all current Trustees, as of July 31, 2023. The dollar range for the securities represented in the table was determined using the net asset value of a share of each Fund as of the close of business on July 31, 2023.

	Name of Fund(s)	Dollar Range of Securities in each Fund	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen or to be Overseen by Nominee in the Family of Investment Companies*
Trustees/Nominees who are not “interested persons” of the Trusts:

Bruce B. Bingham**	AMG Yacktman Fund AMG Yacktman Focused Fund	Over $100,000 Over $100,000	Over $100,000

Jill R. Cuniff	None	None	None

Kurt A. Keilhacker	AMG GW&K ESG Bond Fund	$50,001-$100,000	Over $100,000

Peter W. MacEwen	None	None	None

Steven J. Paggioli	AMG Montrusco Bolton Large Cap Growth Fund AMG River Road Dividend All Cap Value Fund AMG Yacktman Focused Fund AMG Yacktman Special Opportunities Fund	$50,001-$100,000 Over $100,000 $10,001-$50,000 $10,001-$50,000	Over $100,000

Eric Rakowski	AMG GW&K Global Allocation Fund AMG TimesSquare Mid Cap Growth Fund	$10,001-$50,000 $10,001-$50,000	Over $100,000

Victoria L. Sassine	AMG Boston Common Global Impact Fund AMG GW&K Small/Mid Cap Core Fund AMG River Road Focused Absolute Value Fund AMG River Road Small Cap Value Fund	$1-$10,000 $50,001-$100,000 $1-$10,000 Over $100,000	Over $100,000

Trustee/Nominee who is an “interested person” of the Trusts:

Garret W. Weston	None	None	$50,001-$100,000

*	The Family of Investment Companies consists of the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III, and AMG Funds IV, as well as AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC.
**

Mr. Bingham was previously elected by shareholders and is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, he is not being put up for reelection, but will continue to serve until his retirement date.

As of August 12, 2023, none of the Nominees who would be Independent Trustees of the Trust or their immediate family members had any interest in the Investment Manager or the Distributor, or any person controlling, controlled by or under common control with such persons, excluding the funds in the AMG Funds Family of Funds, AMG Pantheon Fund, LLC, and AMG Pantheon Master Fund, LLC. For this purpose, “immediate family member” includes a Nominee’s spouse, children residing in a Nominee’s household and dependents of a Nominee. Notwithstanding the foregoing, during the past five years, Mr. MacEwen did hold 2,536 shares of Affiliated Managers Group, Inc. (“AMG”), the Investment Manager’s parent company, which he sold on August 11, 2023. As of August 12, 2023, Mr. MacEwen no longer holds any shares of AMG.

Board Compensation

AMG Boston Common Global Impact Fund and AMG Veritas Global Real Return Fund

The following table sets forth the aggregate compensation paid by AMG Boston Common Global Impact Fund and AMG Veritas Global Real Return Fund to each Trustee and Incumbent Trustee Nominee for the fiscal year ended September 30, 2022.

Name of Trustee/Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Trustees/Nominees who are not “interested persons” of the Trust
Bruce B. Bingham (c)	$9,063	$250,000
Kurt A. Keilhacker (d)	$9,970	$316,000
Steven J. Paggioli	$9,063	$250,000
Eric Rakowski (e)	$11,058	$355,000
Victoria L. Sassine	$9,063	$299,750

Trustee/Nominee who is an “interested person” of the Trust
Garret W. Weston	None	None

(a)	Compensation is calculated for the fiscal year ended September 30, 2022. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)

Total compensation includes compensation paid during the 12-month period ended September 30, 2022 for services as a Trustee to any fund currently in the Fund Complex, which consists of the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III, and AMG Funds IV, as well as AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC. As of September 30, 2022, each of Messrs. Bingham and Paggioli served as a trustee to 40 funds in the Fund Complex and each of Messrs. Keilhacker, Rakowski and Weston and Ms. Sassine served as a trustee or director to 42 funds in the Fund Complex.

(c)

Mr. Bingham was previously elected by shareholders and is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, he is not being put up for reelection, but will continue to serve until his retirement date.

(d)	Mr. Keilhacker receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(e)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Small/Mid Cap Growth Fund, AMG Montrusco Bolton Large Cap Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Large Cap Value Select Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Veritas China Fund and AMG Veritas Global Focus Fund

The following table sets forth the aggregate compensation paid by AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Small/Mid Cap Growth Fund, AMG Montrusco Bolton Large Cap Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Large Cap Value Select Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG

Veritas China Fund and AMG Veritas Global Focus Fund to each Trustee and Incumbent Trustee Nominee for the fiscal year ended October 31, 2022.

Name of Trustee/Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Trustees/Nominees who are not “interested persons” of the Trusts
Bruce B. Bingham (c)	$32,758	$250,000
Kurt A. Keilhacker (d)	$36,034	$316,000
Steven J. Paggioli	$32,758	$250,000
Eric Rakowski (e)	$39,964	$355,000
Victoria L. Sassine	$32,758	$299,750

Trustee/Nominee who is an “interested person” of the Trusts
Garret W. Weston	None	None

(a)	Compensation is calculated for the fiscal year ended October 31, 2022. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)

Total compensation includes compensation paid during the 12-month period ended October 31, 2022 for services as a Trustee to any fund currently in the Fund Complex, which consists of the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III, and AMG Funds IV, as well as AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC. As of October 31, 2022, each of Messrs. Bingham and Paggioli served as a trustee to 40 funds in the Fund Complex and each of Messrs. Keilhacker, Rakowski and Weston and Ms. Sassine served as a trustee or director to 42 funds in the Fund Complex.

(c)

Mr. Bingham was previously elected by shareholders and is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, he is not being put up for reelection, but will continue to serve until his retirement date.

(d)	Mr. Keilhacker receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(e)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG Veritas Asia Pacific Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund

The following table sets forth the aggregate compensation paid by AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG Veritas Asia Pacific Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund to each Trustee and Incumbent Trustee Nominee for the fiscal year ended December 31, 2022.

Name of Trustee/Nominee	Aggregate Compensation from the Funds (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Trustees/Nominees who are not “interested persons” of the Trusts
Bruce B. Bingham (c)	$213,480	$250,000
Kurt A. Keilhacker (d)	$234,829	$316,000
Steven J. Paggioli	$213,480	$250,000
Eric Rakowski (e)	$260,446	$356,000
Victoria L. Sassine	$213,480	$301,000

Trustee/Nominee who is an “interested person” of the Trusts
Garret W. Weston	None	None

(a)	Compensation is calculated for the fiscal year ended December 31, 2022. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)

Total compensation includes compensation paid during the 12-month period ended December 31, 2022 for services as a Trustee to any fund currently in the Fund Complex, which consists of the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III, and AMG Funds IV, as well as AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC. As of December 31, 2022, each of Messrs. Bingham and Paggioli served as a trustee to 40 funds in the Fund Complex and each of Messrs. Keilhacker, Rakowski and Weston and Ms. Sassine served as a trustee or director to 42 funds in the Fund Complex.

(c)

Mr. Bingham was previously elected by shareholders and is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, he is not being put up for reelection, but will continue to serve until his retirement date.

(d)	Mr. Keilhacker receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(e)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

AMG GW&K International Small Cap Fund

The following table sets forth the aggregate compensation paid by AMG GW&K International Small Cap Fund to each Trustee and Incumbent Trustee Nominee for the fiscal year ended May 31, 2023.

Name of Trustee/Nominee	Aggregate Compensation from the Fund (a)	Total Compensation from the Fund Complex Paid to Trustees (b)
Trustees/Nominees who are not “interested persons” of the Trust
Bruce B. Bingham (c)	$379	$250,000
Kurt A. Keilhacker (d)	$417	$321,500
Steven J. Paggioli	$379	$250,000
Eric Rakowski (e)	$464	$361,500
Victoria L. Sassine	$379	$306,500

Trustee/Nominee who is an “interested person” of the Trust
Garret W. Weston	None	None

(a)	Compensation is calculated for the fiscal year ended May 31, 2023. The Trust does not provide any pension or retirement benefits for the Trustees.
(b)

Total compensation includes compensation paid during the 12-month period ended May 31, 2023 for services as a Trustee to any fund currently in the Fund Complex, which consists of the series of AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III, and AMG Funds IV, as well as AMG Pantheon Fund, LLC and AMG Pantheon Master Fund, LLC. As of May 31, 2023, each of Messrs. Bingham and

Paggioli served as a trustee to 41 funds in the Fund Complex, and each of Messrs. Keilhacker, Rakowski and Weston and Ms. Sassine served as a trustee or director to 43 funds in the Fund Complex.
(c)

Mr. Bingham was previously elected by shareholders and is set to retire on October 31, 2023, with respect to AMG Funds IV and December 31, 2023, with respect to AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III. Due to Mr. Bingham’s upcoming retirement, he is not being put up for reelection, but will continue to serve until his retirement date.

(d)	Mr. Keilhacker receives an additional $25,000 annually for serving as the Audit Committee Chairman, which is reflected in the chart above.
(e)	Mr. Rakowski receives an additional $55,000 annually for serving as the Independent Chairman, which is reflected in the chart above.

In addition, on July 25, 2023, the Board appointed Ms. Cuniff and Mr. MacEwen as consultants to the Board with respect to the Funds until terminated by each Trust in its sole discretion or by Ms. Cuniff or Mr. MacEwen, as applicable, in their sole discretion. As compensation for their services, Ms. Cuniff and Mr.  MacEwen each receive a retainer of $31,250 per calendar quarter, payable by the Funds.

Committees and Meetings of the Board

The Board has an Audit Committee and a Governance Committee. The Audit Committee and Governance Committee are composed solely of Independent Trustees. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal years ended September 30, 2022, October 31, 2022, December 31, 2022, and May 31, 2023, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Governance Committee	Bruce B. Bingham Kurt A. Keilhacker Steven J. Paggioli Eric Rakowski* Victoria L. Sassine	Fiscal year ended 9/30/22: 2 Fiscal year ended 10/31/22: 2 Fiscal year ended 12/31/22: 2 Fiscal year ended 5/31/23: 2	Under the terms of its charter, the Governance Committee is empowered to perform a variety of functions on behalf of the Board, including responsibility to make recommendations with respect to the following matters: (i) individuals to be appointed or nominated for election as Independent Trustees; (ii) the designation and responsibilities of the chairperson of the Board (who shall be an Independent Trustee) and Board committees, such other officers of the Board, if any, as the Governance Committee deems appropriate, and officers of the Funds; (iii) the compensation to be paid to Independent Trustees; and (iv) other matters the Governance Committee deems necessary or appropriate. The Governance Committee is also empowered to: (i) set any desired standards or qualifications for service as a Trustee; (ii) conduct self-evaluations of the performance of the Trustees and help facilitate the Board’s evaluation of the performance of the Board at least annually; (iii) oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest; and (iv) consider and evaluate any other matter the Governance Committee deems necessary or appropriate. It is the policy of the Governance Committee to consider nominees recommended by shareholders.

Audit Committee	Bruce B. Bingham Kurt A. Keilhacker* Steven J. Paggioli Eric Rakowski Victoria L. Sassine	Fiscal year ended 9/30/22: 2 Fiscal year ended 10/31/22: 2 Fiscal year ended 12/31/22: 2 Fiscal year ended 5/31/23: 2	Under the terms of its charter, the Audit Committee (a) acts for the Trustees in overseeing the Trusts’ financial reporting and auditing processes; (b) receives and reviews communications from the independent registered public accounting firm relating to its review of the Funds’ financial statements; (c) reviews and assesses the performance, approves the compensation, and approves or ratifies the appointment, retention or termination of the Trusts’ independent registered public accounting firm; (d) meets periodically with the independent registered public accounting firm to review the annual audits of the series of the Trusts, including the audits of the Funds, and pre-approves the audit services provided by the independent registered public accounting firm; (e) considers and acts upon proposals for the independent registered public accounting firm to provide non-audit services to the Trusts or the Investment Manager or its affiliates to the extent that such approval is required by applicable laws or regulations; (f) considers and reviews with the independent registered public accounting firm, periodically as the need arises, but not less frequently than annually, matters bearing upon the registered public accounting firm’s status as “independent” under applicable standards of independence established from time to time by the SEC and other regulatory authorities; and (g) reviews and reports to the full Board with respect to any material accounting, tax, valuation or recordkeeping issues of which the Audit Committee is aware that may affect the Trusts, the Trusts’ financial statements or the amount of any dividend or distribution right, among other matters. The chairman of the Audit Committee or his designee also may carry out the duties of the Board’s pricing oversight committee from time to time.

*	Chairman of committee.

Governance Committee.

The Governance Committee of each Trust operates pursuant to a written charter. The charters were most recently amended on December 17, 2014 and are included in Appendix C.

When a vacancy on the Board exists or is anticipated, the Governance Committee or a sub-committee thereof shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.

The Governance Committee shall consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Funds, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act if it is intended that the candidate serve as an Independent Trustee; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

The Governance Committee takes the overall diversity of the Board into account when considering and evaluating candidates for Independent Trustee. While the Governance Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering candidates, the Governance Committee generally considers the manner in which each candidate’s business experience, background, race, gender and national origin are complementary to the existing Independent Trustees’ attributes.

Each incumbent Independent Trustee Nominee was originally recommended to the Board for approval as an Independent Trustee by the Independent Trustees. Each New Trustee Nominee was recommended to the Board for approval as an Independent Trustee by the Independent Trustees.

Shareholder Communications.

The Board provides a process by which shareholders may send communications to the Board. Shareholders may mail written communications to the attention of the Board, or specified individual Trustees, 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901. All shareholder communications are reviewed by the Trusts’ Chief Legal Officer, who will forward them to the Board as appropriate.

Required Vote

With respect to Proposal 1, Trustees of each Trust are elected by the affirmative vote of a plurality of shares of that Trust voting at the Meeting, either in person or by proxy with respect to such proposal. This means that the Nominees who receive the largest number of votes will be elected as Trustees. In the election of Trustees, votes may be cast in favor of a Nominee or withheld. Proposal 1 will be voted on by all shareholders of each Trust on a Trust-by-Trust basis.

If quorum for Proposal 1 is not obtained, the Incumbent Trustee Nominees, as well as Mr. Bingham, will continue to serve on the Board but the two new nominees will not be elected to the Board. If quorum for Proposal 1 is obtained, the Nominees will be elected by the affirmative vote of the holders of a plurality of each Trust’s shares present at the meeting in person or by proxy. Please see the section entitled “Overview of the Proposals – Voting Procedures” on page 4 for the quorum requirements for each Trust.

Board recommendation on Proposal 1

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2: APPROVAL OF THE AMENDMENT OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH APPLICABLE FUND

Affected Funds

AMG Funds II	AMG Funds IV
AMG GW&K Global Allocation Fund	AMG River Road Dividend All Cap Value Fund
AMG River Road Focused Absolute Value Fund
AMG Funds III	AMG River Road Small-Mid Cap Value Fund
AMG GW&K High Income Fund	AMG River Road Small Cap Value Fund
AMG Veritas Asia Pacific Fund

As described in the following sub-proposals, the Trustees recommend that the shareholders of the Proposal 2 Funds approve updates to, and the standardization of, certain of such Funds’ fundamental investment restrictions with the other Funds in the AMG Funds Family of Funds through the amendment of the restrictions as described below. The proposed changes are intended to update and standardize certain of the Proposal 2 Funds’ fundamental investment restrictions, while continuing to fully satisfy the requirements of the 1940 Act, and the rules and regulations thereunder. The proposed changes are designed to provide the Proposal 2 Funds with increased flexibility to respond to market, industry and regulatory changes. There may be additional risks associated with such increased flexibility, as described below. Also, the proposed changes are intended to reduce administrative burdens and ongoing costs to the AMG Funds Family of Funds by simplifying and making uniform the fundamental investment restrictions across most of the other Funds in the AMG Funds Family of Funds. Furthermore, the Investment Manager has indicated that, other than as described in this Joint Proxy Statement, it has no present intention to change in any significant way the Proposal 2 Funds’ investment strategies or the manner in which the Proposal 2 Funds are managed in connection with the approval of these sub-proposals. Each Proposal 2 Fund has additional fundamental investment restrictions that are not intended to be changed in connection with, and are beyond the scope of, this Joint Proxy Statement.

As to sub-proposals 2.A through 2.D, the shareholders of each applicable Proposal 2 Fund will vote separately on a sub-proposal-by-sub-proposal basis.

The 1940 Act requires registered investment companies like the Funds to adopt “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as “fundamental.” The following charts set forth the existing and proposed fundamental investment restrictions of the Proposal 2 Funds with respect to borrowing, issuing senior securities and lending.

	Existing Fundamental Investment Restriction of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund	Existing Fundamental Investment Restriction of AMG River Road Focused Absolute Value Fund	Existing Fundamental Investment Restriction of AMG River Road Dividend All Cap Value Fund and AMG River Road Small Cap Value Fund	Existing Fundamental Investment Restriction of AMG River Road Small-Mid Cap Value Fund	Proposed Fundamental Investment Restriction
Borrowing	The Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets	The Fund may not borrow money, except that the Fund may borrow from banks and enter into reverse repurchase			The Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations

	Existing Fundamental Investment Restriction of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund	Existing Fundamental Investment Restriction of AMG River Road Focused Absolute Value Fund	Existing Fundamental Investment Restriction of AMG River Road Dividend All Cap Value Fund and AMG River Road Small Cap Value Fund	Existing Fundamental Investment Restriction of AMG River Road Small-Mid Cap Value Fund	Proposed Fundamental Investment Restriction

(including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

		agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.			thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Issuing Senior Securities	The Fund may not issue senior securities.				The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory

	Existing Fundamental Investment Restriction of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund	Existing Fundamental Investment Restriction of AMG River Road Focused Absolute Value Fund	Existing Fundamental Investment Restriction of AMG River Road Dividend All Cap Value Fund and AMG River Road Small Cap Value Fund	Existing Fundamental Investment Restriction of AMG River Road Small-Mid Cap Value Fund	Proposed Fundamental Investment Restriction
guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Borrowing and Issuing Senior Securities			The Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the

The Fund may not borrow money or issue senior securities, except that a Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

The Fund may not issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Existing Fundamental Investment Restriction of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund	Existing Fundamental Investment Restriction of AMG River Road Focused Absolute Value Fund	Existing Fundamental Investment Restriction of AMG River Road Dividend All Cap Value Fund and AMG River Road Small Cap Value Fund	Existing Fundamental Investment Restriction of AMG River Road Small-Mid Cap Value Fund	Proposed Fundamental Investment Restriction

total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total assets.

The Fund may not issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

	Existing Fundamental Investment Restriction of AMG River Road Dividend All Cap Value Fund, AMG River Road Small Cap Value Fund and AMG River Road Small-Mid Cap Value Fund	Proposed Fundamental Investment Restriction
Lending	The Fund may not make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.	The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

Background

As noted above, the 1940 Act requires registered investment companies like the Funds to adopt fundamental investment restrictions governing certain of their investment practices. Under the 1940 Act, a “fundamental” policy of a fund cannot be changed without the vote of a “majority of the outstanding voting securities” of the fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

The differences between the current and proposed fundamental investment restrictions of the Proposal 2 Funds are discussed below. The Investment Manager believes that the fundamental investment restrictions as proposed to be amended preserve important investor protections while providing increased flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. There may be additional risks associated with such increased flexibility, as described below. Furthermore, the Investment Manager has indicated that, other than as described in this Joint Proxy Statement, it has no current intention to change in any significant way the Proposal 2 Funds’ investment strategies or the manner in which the Proposal 2 Funds are managed in connection with the approval of this proposal. To the extent that the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, require a Trust to seek a shareholder vote before changing a Fund’s fundamental investment restriction, the Trust will seek to obtain such shareholder vote.

2.A.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING

Affected Funds: AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund, AMG River Road Focused Absolute Value Fund and AMG Veritas Asia Pacific Fund

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The current fundamental investment restriction of each of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund with respect to borrowing is as follows:

The Fund may not borrow money, except (i) in amounts not to exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law.

AMG River Road Focused Absolute Value Fund’s fundamental investment restriction with respect to borrowing is as follows:

The Fund may not borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

If this sub-proposal is approved, the new fundamental investment restriction of each of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund, AMG River Road Focused Absolute Value Fund and AMG Veritas Asia Pacific Fund with respect to borrowing would read:

The Fund may borrow money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds noted above amend their current fundamental restriction to allow each such Fund to borrow money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money across most of the other Funds in the AMG Funds Family of Funds.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible Funds in the AMG Funds Family of Funds have entered into a master interfund lending agreement (“Interfund Lending Agreement”) under which a Fund would lend money and borrow money for temporary purposes directly to and from another eligible Fund in the AMG Funds Family of Funds through a credit facility (each an “Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the AMG Funds Family of Funds permitting such interfund lending (AMG Funds LLC, et al., Investment Company Release Nos. 28748 (May 28, 2009) (notice) and 28770 (June 23, 2009) (order)) (the “AMG Funds Interfund Lending Order”). No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the AMG Funds Interfund Lending Order and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that a Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The current fundamental investment restriction on borrowing for each of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund limits the extent to which the Fund can participate in the Interfund Lending Agreement as a borrower. AMG River Road Focused Absolute Value Fund’s current fundamental investment restriction on borrowing does not permit the Fund to participate in the Interfund Lending Agreement as a borrower. The proposed amendment to the Funds’ fundamental investment restriction with respect to borrowing would have the effect of increasing the Funds’ current ability to borrow money and of permitting the Funds to participate in the Interfund Lending Agreement to the same extent as other eligible Funds in the AMG Funds Family of Funds. The Investment Manager and the Board believe that the ability to participate in the Interfund Lending Agreement to such an extent would benefit the Funds, including because Funds engaging in interfund lending are generally able to borrow at lower interest rates than those that would be payable under short-term loans by banks or custodian overdrafts. If this sub-proposal is approved, under current laws, as modified by the AMG Funds Interfund Lending Order, generally a Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and if a Fund’s total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, the Fund would be able to borrow through an Interfund Loan on a secured basis, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Investment Manager and the Board believe that the ability to engage in interfund lending is in the best interests of each Fund. The Investment Manager anticipates that the Funds will engage in interfund lending if this sub-proposal is approved.

2.B.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ISSUING SENIOR SECURITIES

Affected Funds: AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund

Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The current fundamental investment restriction of each of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund with respect to issuing senior securities is as follows:

The Fund may not issue senior securities.

In addition, with respect to each Fund, the following disclosure in the SAI further clarifies the restriction. This language is not part of the fundamental investment restriction:

For purposes of [the investment restriction], issuing senior securities shall not be considered to include (without limitation): borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of Trustees’ fees, the purchase or sale of derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, and entering into repurchase agreements, reverse repurchase agreements, roll transactions and short sales, in accordance with the Fund’s investment policies and applicable law.

If this sub-proposal is approved, the new fundamental investment restriction of each of AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund with respect to issuing senior securities would read:

The Fund may issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds noted above amend their current fundamental restriction to allow each such Fund to issue senior securities to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. Due to the added flexibility provided in the proposed amendment, if the proposed amendment is adopted, then the explanatory note clarifying the existing fundamental investment restriction relating to senior securities and pledging assets in the SAIs, as noted above, would be removed. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to issuing senior securities across most of the other Funds in the AMG Funds Family of Funds. The Investment Manager has indicated that it has no current intention to change the investment strategy of any of the applicable Funds in connection with this change in fundamental investment restriction.

2.C.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO BORROWING AND ISSUING SENIOR SECURITIES

Affected Funds: AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund

The 1940 Act generally permits a fund to borrow money in amounts of up to 33 1/3% of its total assets (including the amount borrowed) from banks for any purpose. The 1940 Act requires that after any borrowing from a bank a fund shall maintain an asset coverage of at least 300% for all of the fund’s borrowings, and, in the event that such asset coverage shall at any time fall below 300%, a fund must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of all of the fund’s borrowings shall be at least 300%. In addition to the foregoing borrowings, a fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

Under Section 18(f)(1) of the 1940 Act, an open-end investment company may not issue senior securities, except that it may borrow from banks, for any purpose, up to 33 1/3% of its total assets (including the amount borrowed). Generally, a “senior security” means any bond, debenture, note or similar instrument or obligation having priority over a fund’s common shares for purposes of distributions and the payment of dividends. Under the 1940 Act, a senior security does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

The current fundamental investment restrictions of each of AMG River Road Dividend All Cap Value Fund and AMG River Road Small Cap Value Fund with respect to borrowing and issuing senior securities are as follows:

The Fund may not borrow money or issue senior securities, except that the Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing. The Funds may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the total assets of the Fund at the time of its borrowing. All borrowings will be done from a bank and asset coverage of at least 300% is required. A Fund will not purchase securities when borrowings exceed 5% of that Fund’s total assets.

The Fund may not issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

The AMG River Road Small-Mid Cap Value Fund’s fundamental investment restrictions with respect to borrowing and issuing senior securities are as follows:

The Fund may not borrow money or issue senior securities, except that a Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing.

The Fund may not issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

If this sub-proposal is approved, the new fundamental investment restriction of each of AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund with respect to borrowing and issuing senior securities would read:

The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds noted above amend their current fundamental restrictions to allow each such Fund to borrow money and issue senior securities to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Funds’ restrictions more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restrictions as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to borrowing money and issuing senior securities across most of the other Funds in the AMG Funds Family of Funds.

To satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible Funds in the AMG Funds Family of Funds have entered into an Interfund Lending Agreement under which a Fund would lend money and borrow money for temporary purposes directly to and from another eligible Fund in the AMG Funds Family of Funds through a credit facility, subject to meeting the conditions of the AMG Funds Interfund Lending Order. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the AMG Funds Interfund Lending Order and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that a fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The current fundamental investment restrictions on borrowing and issuing senior securities for each of AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund do not permit the Fund to participate in the Interfund Lending Agreement as a borrower. The proposed amendment to the Funds’ fundamental investment restriction with respect to borrowing would have the effect of increasing the Funds’ current ability to borrow money and of permitting the Funds to participate in the Interfund Lending Agreement to the same extent as other eligible Funds in the AMG Funds Family of Funds. The Investment Manager and the Board believe that the ability to participate in the Interfund Lending Agreement to such an extent would benefit the Funds, including because Funds engaging in interfund lending are generally able to borrow at lower interest rates than those that would be payable under short-term loans by banks or custodian overdrafts. If this sub-proposal is approved, under current laws, as modified by the AMG Funds Interfund Lending Order, generally a Fund would be able to borrow through an Interfund Loan on an unsecured basis if its outstanding borrowings from all sources immediately after the interfund borrowing would total 10% or less of its total assets, and if a Fund’s total outstanding borrowings immediately after the interfund borrowing would be greater than 10% of its total assets, the Fund would be able to borrow through an Interfund Loan on a secured basis, provided that the Fund may not borrow through an Interfund Loan or from any other source if its total outstanding borrowings immediately after such borrowing would exceed 33 1/3% of the value of the Fund’s total assets. The Investment Manager and the Board believe that the ability to engage in interfund lending is in the best interests of each Fund. The Investment Manager anticipates that the Funds will engage in interfund lending if this sub-proposal is approved.

2.D.	AMEND FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO LENDING

Affected Funds: AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund

The 1940 Act requires a fund to state the extent to which it intends to make loans to other persons. Under the 1940 Act, a fund generally may not lend portfolio securities representing more than one-third of its total asset value (including the value of collateral received for loans of portfolio securities).

The current fundamental investment restriction of each of AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund with respect to making loans is as follows:

The Fund may not make loans, except that this restriction shall not prohibit (a) the purchase and holding of debt instruments in accordance with the Fund’s investment objectives and policies, (b) the lending of portfolio securities, or (c) the entry into repurchase agreements with banks or broker-dealers.

If this sub-proposal is approved, the new fundamental investment restriction of each of AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund with respect to lending would read:

The Fund may lend money to the extent permitted by the Investment Company Act of 1940, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of, or any exemptive order or other relief issued by the Securities and Exchange Commission or any successor organization or their staff under, such Act, rules or regulations.

The Trustees recommend that the Funds noted above amend their current fundamental restriction to allow each such Fund to lend money to the extent permitted under applicable law or any applicable exemptive order or orders or other relief. The proposed amendment would have the effect of conforming the Funds’ restriction more closely to the 1940 Act statutory and regulatory requirements and restrictions, as they may exist from time to time, as modified by any applicable exemptive order or other relief, without incurring the time and expense of obtaining shareholder approval to change the restriction as those requirements change. In addition, the proposed amendment would reduce administrative burdens by simplifying and making uniform the fundamental investment restriction with respect to lending money across most of the other Funds in the AMG Funds Family of Funds.

As discussed in Sections 2.A and 2.C above, to satisfy redemption requests or to cover unanticipated cash shortfalls (due to “sales fails” or other factors), eligible Funds in the AMG Funds Family of Funds have entered into an Interfund Lending Agreement under which a Fund would lend money and borrow money for temporary purposes directly to and from another eligible Fund in the AMG Funds Family of Funds through a credit facility, subject to meeting the conditions of the AMG Funds Interfund Lending Order. No Fund may lend more than the lesser of the amount permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the AMG Funds Interfund Lending Order and any other applicable SEC exemptive order or other relief, or the amount permitted by its fundamental investment restrictions. All Interfund Loans will consist only of uninvested cash reserves that the applicable Fund otherwise would invest in short-term repurchase agreements or other short-term instruments either directly or through a money market fund. The current fundamental investment restriction regarding lending for each of AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund and AMG River Road Small Cap Value Fund does not permit the Fund to participate in the Interfund Lending Agreement as a lender. The proposed amendment to the Funds’ fundamental investment restriction with respect to lending would have the effect of increasing the Funds’ current ability to lend money and permitting the Funds to participate in the Interfund Lending Agreement to the same extent as other eligible Funds in the AMG Funds Family of Funds, to the extent permitted by Section 18 of the 1940 Act, and the rules and regulations thereunder, as modified by the AMG Funds Interfund Lending Order and any other applicable SEC exemptive order or other relief. The Investment Manager and the Board believe that the ability to participate in the Interfund Lending Agreement to such an extent would benefit the Funds, including because Funds making short-term cash loans directly to other Funds may earn interest at a rate higher than they otherwise could obtain from investing their cash in repurchase agreements or purchasing shares of a money market fund. If this sub-proposal is approved, under current laws, as modified by the AMG Funds Interfund Lending Order, generally a Fund would be able to lend up to 15% of its current net assets through the interfund lending credit facility, provided that the Fund’s Interfund Loans to any eligible Fund in the AMG Funds Family of Funds does not exceed 5% of the lending Fund’s net assets. Under current laws, a Fund may not lend portfolio securities representing more than 33 1/3% of its total asset value (including the value of collateral received for loans of portfolio securities). The Investment Manager and the Board believe that the ability to engage in interfund lending is in the best interests of each Fund. The Investment Manager anticipates that the Funds will engage in interfund lending if this sub-proposal is approved.

Required Vote

Each of sub-proposals 2.A through 2.D must be approved by a “vote of a majority of the outstanding voting securities” of the applicable Proposal 2 Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (i) 67% or more of the voting securities of the Fund entitled to vote on Proposal 2 present at the Meeting or represented by proxy, if more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote on Proposal 2. Shareholders will vote on Proposal 2 on a Fund-by-Fund and sub-proposal-by-sub-proposal basis.

If the vote required to approve a Proposal 2 sub-proposal is not obtained from a Proposal 2 Fund, the Fund’s current fundamental investment restriction would continue to apply.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH APPLICABLE PROPOSAL 2 FUND VOTE “FOR” SUB-PROPOSALS 2.A THROUGH 2.D.

OTHER BUSINESS

The Trustees do not know of any additional matters to be presented at the Meeting other than those set forth in this Joint Proxy Statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy or any adjournment(s) or postponement(s) thereof.

ADDITIONAL INFORMATION

Investment Adviser and Investment Subadvisers

AMG Funds LLC, a subsidiary of AMG, serves as investment manager of the Funds and is responsible for the Funds’ overall administration. The principal business address of the Investment Manager is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

The following table provides the name and principal business address of each of the Funds’ subadvisers (each, a “Subadviser”):

Subadviser	Fund(s)	Principal Business Address
Beutel, Goodman & Company Ltd.	AMG Beutel Goodman Core Plus Bond Fund AMG Beutel Goodman International Equity Fund	20 Eglinton Avenue West, Suite 2000 Toronto, Ontario, Canada, M4R 1K8
Boston Common Asset Management, LLC	AMG Boston Common Global Impact Fund	200 State Street, 7th Floor Boston, Massachusetts 02109
Frontier Capital Management Company, LLC	AMG Frontier Small Cap Growth Fund	99 Summer Street Boston, Massachusetts 02110
GW&K Investment Management, LLC

AMG GW&K Core Bond ESG Fund

AMG GW&K Emerging Markets Equity Fund

AMG GW&K Emerging Wealth Equity Fund

AMG GW&K Enhanced Core Bond ESG Fund

AMG GW&K ESG Bond Fund

AMG GW&K Global Allocation Fund

AMG GW&K High Income Fund

AMG GW&K International Small Cap Fund

AMG GW&K Municipal Bond Fund

AMG GW&K Municipal Enhanced SMA Shares

AMG GW&K Municipal Enhanced Yield Fund

AMG GW&K Small Cap Core Fund

222 Berkeley Street Boston, Massachusetts 02116

Subadviser	Fund(s)	Principal Business Address
AMG GW&K Small Cap Value Fund AMG GW&K Small/Mid Cap Core Fund AMG GW&K Small/Mid Cap Growth Fund
Montrusco Bolton Investments, Inc.	AMG Montrusco Bolton Large Cap Growth Fund	1501 McGill College Avenue, Suite 1200 Montreal, Quebec, Canada H3A3M8
The Renaissance Group LLC	AMG Renaissance Large Cap Growth Fund	50 East RiverCenter Boulevard, Suite 1200 Covington, Kentucky 41011
River Road Asset Management, LLC

AMG River Road Dividend All Cap Value Fund

AMG River Road Focused Absolute Value Fund

AMG River Road International Value Equity Fund

AMG River Road Large Cap Value Select Fund

AMG River Road Mid Cap Value Fund

AMG River Road Small Cap Value Fund

AMG River Road Small-Mid Cap Value Fund

Meidinger Tower 462 South Fourth Street, Suite 2000 Louisville, Kentucky 40202
TimesSquare Capital Management, LLC

AMG TimesSquare Emerging Markets Small Cap Fund

AMG TimesSquare Global Small Cap Fund

AMG TimesSquare International Small Cap Fund

AMG TimesSquare Mid Cap Growth Fund

AMG TimesSquare Small Cap Growth Fund

7 Times Square, 42nd Floor New York, New York 10036
Veritas Asset Management LLP	AMG Veritas Asia Pacific Fund AMG Veritas China Fund AMG Veritas Global Focus Fund AMG Veritas Global Real Return Fund	1 Smart’s Place London WC2B 5LW
Yacktman Asset Management LP	AMG Yacktman Focused Fund AMG Yacktman Fund AMG Yacktman Global Fund AMG Yacktman Special Opportunities Fund	6300 Bridgepoint Parkway Building One, Suite 500 Austin, Texas 78730

Principal Underwriter

AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. The principal business address of the Distributor is 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901.

Independent Registered Public Accounting Firm

In connection with the proposed election of the Trustees at the Meeting, as set forth above, the following information is required to be presented.

PricewaterhouseCoopers LLP (“PwC”), located at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts 02210, serves as the Funds’ independent registered public accounting firm. The Funds know of no direct or indirect financial interest of PwC in any of the Funds. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

The information below is provided for the two most recently completed fiscal years for each Fund.

Audit Fees

The aggregate fees billed by PwC to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

Fund	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
AMG Boston Common Global Impact Fund	$31,542	$30,934
AMG Veritas Global Real Return Fund	$26,948	$25,656

Fund	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
AMG Beutel Goodman Core Plus Bond Fund	$52,145	$50,083
AMG Beutel Goodman International Equity Fund	$21,846	$20,913
AMG Frontier Small Cap Growth Fund	$24,079	$22,507
AMG GW&K Core Bond ESG Fund	$43,229	$39,320
AMG GW&K Emerging Markets Equity Fund	$32,576	$30,823
AMG GW&K Emerging Wealth Equity Fund	$32,368	$31,209
AMG GW&K Small/Mid Cap Growth Fund	$20,460	$19,243
AMG Montrusco Bolton Large Cap Growth Fund	$35,421	$33,809
AMG River Road Dividend All Cap Value Fund	$25,898	$24,736
AMG River Road Focused Absolute Value Fund	$22,458	$21,817
AMG River Road International Value Equity Fund	$24,152	$23,083
AMG River Road Large Cap Value Select Fund	$27,983	$26,059
AMG River Road Mid Cap Value Fund	$24,644	$23,169
AMG River Road Small-Mid Cap Value Fund	$22,078	$20,505
AMG River Road Small Cap Value Fund	$28,205	$25,147
AMG Veritas China Fund	$22,910	$21,797
AMG Veritas Global Focus Fund	$25,315	$23,575

Fund	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
AMG GW&K Enhanced Core Bond ESG Fund	$43,757	$40,913
AMG GW&K ESG Bond Fund	$48,965	$46,779
AMG GW&K Global Allocation Fund	$32,473	$30,358
AMG GW&K High Income Fund	$36,340	$33,982
AMG GW&K Municipal Bond Fund	$47,220	$43,315
AMG GW&K Municipal Enhanced Yield Fund	$35,531	$31,356
AMG GW&K Small Cap Core Fund	$30,944	$23,719
AMG GW&K Small Cap Value Fund	$32,631	$28,515
AMG GW&K Small/Mid Cap Core Fund	$34,064	$42,484
AMG Renaissance Large Cap Growth Fund	$26,158	$24,541
AMG TimesSquare Emerging Markets Small Cap Fund	$30,527	$28,650
AMG TimesSquare Global Small Cap Fund	$26,089	$24,831
AMG TimesSquare International Small Cap Fund	$32,709	$33,511
AMG TimesSquare Mid Cap Growth Fund	$39,048	$25,695
AMG TimesSquare Small Cap Growth Fund	$33,298	$29,370
AMG Veritas Asia Pacific Fund	$26,664	$25,473
AMG Yacktman Focused Fund	$63,822	$59,000
AMG Yacktman Fund	$101,012	$88,314
AMG Yacktman Global Fund	$28,667	$27,685
AMG Yacktman Special Opportunities Fund	$29,042	$27,416

Fund	Fiscal Year Ended May 31, 2023	Fiscal Year Ended May 31, 2022
AMG GW&K International Small Cap Fund	$25,315	$24,038

Audit-Related Fees

There were no fees billed by PwC to the Funds in their two most recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC to a Fund Service Provider for engagements related directly to the operations and financial reporting of one or more Funds. A Fund Service Provider is (a) any investment adviser to the Fund (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

Fund	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
AMG Boston Common Global Impact Fund	$8,050	$7,595
AMG Veritas Global Real Return Fund	$8,050	$7,595

Fund	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021
AMG Beutel Goodman Core Plus Bond Fund	$7,570	$7,140
AMG Beutel Goodman International Equity Fund	$6,540	$6,170
AMG Frontier Small Cap Growth Fund	$5,245	$5,945
AMG GW&K Core Bond ESG Fund	$5,245	$4,945
AMG GW&K Emerging Markets Equity Fund	$6,540	$6,170
AMG GW&K Emerging Wealth Equity Fund	$6,540	$6,170
AMG GW&K Small/Mid Cap Growth Fund	$5,245	$4,945
AMG Montrusco Bolton Large Cap Growth Fund	$6,245	$5,945
AMG River Road Dividend All Cap Value Fund	$7,975	$6,580
AMG River Road Focused Absolute Value Fund	$7,540	$6,170
AMG River Road International Value Equity Fund	$6,540	$7,140
AMG River Road Large Cap Value Select Fund	$6,540	$7,140
AMG River Road Mid Cap Value Fund	$6,245	$4,945
AMG River Road Small-Mid Cap Value Fund	$6,245	$4,945
AMG River Road Small Cap Value Fund	$6,245	$4,945
AMG Veritas China Fund	$6,540	$6,170
AMG Veritas Global Focus Fund	$7,540	$7,170

Fund	Fiscal Year Ended December 31, 2022	Fiscal Year Ended December 31, 2021
AMG GW&K Enhanced Core Bond ESG Fund	$6,760	$6,375
AMG GW&K ESG Bond Fund	$9,085	$11,820
AMG GW&K Global Allocation Fund	$10,085	$8,570
AMG GW&K High Income Fund	$8,050	$7,895
AMG GW&K Municipal Bond Fund	$6,760	$6,375
AMG GW&K Municipal Enhanced Yield Fund	$6,760	$6,375
AMG GW&K Small Cap Core Fund	$6,760	$6,375
AMG GW&K Small Cap Value Fund	$6,760	$11,325
AMG GW&K Small/Mid Cap Core Fund	$7,760	$7,575
AMG Renaissance Large Cap Growth Fund	$7,760	$6,375
AMG TimesSquare Emerging Markets Small Cap Fund	$8,050	$7,595
AMG TimesSquare Global Small Cap Fund	$8,050	$7,595
AMG TimesSquare International Small Cap Fund	$8,050	$7,595
AMG TimesSquare Mid Cap Growth Fund	$6,760	$7,575
AMG TimesSquare Small Cap Growth Fund	$6,760	$7,375
AMG Veritas Asia Pacific Fund	$8,050	$11,595
AMG Yacktman Focused Fund	$7,760	$6,675
AMG Yacktman Fund	$7,760	$6,675
AMG Yacktman Global Fund	$8,050	$7,895
AMG Yacktman Special Opportunities Fund	$7,760	$6,375

Fund	Fiscal Year Ended May 31, 2023	Fiscal Year Ended May 31, 2022
AMG GW&K International Small Cap Fund	$8,050	$7,595

For the Funds’ two most recent fiscal years, there were no Tax Fees billed by PwC to Fund Service Providers for engagements related directly to the operations and financial reporting of one or more Funds.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC to Fund Service Providers for engagements related directly to the operations and financial reporting of one or more Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval. Under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, pre-approval of non-audit services may be waived provided that: 1) the aggregate fees for all such services provided constitutes no more than five percent of the total amount of fees paid by the applicable Trust to its principal accountant during the fiscal year in which services are provided, 2) such services were not recognized by the Trust at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the Audit Committee of the Trust and approved prior to the completion of the audit.

No services included under Audit-Related Fees, Tax Fees or All Other Fees above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Less than 50% of the hours expended on PwC’s engagement to audit the Funds’ financial statements for the most recent fiscal year were attributed to work performed by persons other than PwC’s full-time, permanent employees.

The aggregate fees billed by PwC for the fiscal years ended September 30, 2022 and September 30, 2021 for non-audit services rendered to AMG Boston Common Global Impact Fund and AMG Veritas Global Real Return Fund and Fund Service Providers were $53,100 and $57,565, respectively. For the fiscal year ended September 30, 2022, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $37,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended September 30, 2021, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $42,375 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The aggregate fees billed by PwC for the fiscal years ended October 31, 2022 and October 31, 2021 for non-audit services rendered to AMG Beutel Goodman Core Plus Bond Fund, AMG Beutel Goodman International Equity Fund, AMG Frontier Small Cap Growth Fund, AMG GW&K Core Bond ESG Fund, AMG GW&K Emerging Markets Equity Fund, AMG GW&K Emerging Wealth Equity Fund, AMG GW&K Small/

Mid Cap Growth Fund, AMG Montrusco Bolton Large Cap Growth Fund, AMG River Road Dividend All Cap Value Fund, AMG River Road Focused Absolute Value Fund, AMG River Road International Value Equity Fund, AMG River Road Large Cap Value Select Fund, AMG River Road Mid Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, AMG River Road Small Cap Value Fund, AMG Veritas China Fund and AMG Veritas Global Focus Fund and Fund Service Providers were $147,247 and $144,218, respectively. For the fiscal year ended October 31, 2022, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $36,667 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2021, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $41,583 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The aggregate fees billed by PwC for the fiscal years ended December 31, 2022 and December 31, 2021 for non-audit services rendered to AMG GW&K Enhanced Core Bond ESG Fund, AMG GW&K ESG Bond Fund, AMG GW&K Global Allocation Fund, AMG GW&K High Income Fund, AMG GW&K Municipal Bond Fund, AMG GW&K Municipal Enhanced Yield Fund, AMG GW&K Small Cap Core Fund, AMG GW&K Small Cap Value Fund, AMG GW&K Small/Mid Cap Core Fund, AMG Renaissance Large Cap Growth Fund, AMG TimesSquare Emerging Markets Small Cap Fund, AMG TimesSquare Global Small Cap Fund, AMG TimesSquare International Small Cap Fund, AMG TimesSquare Mid Cap Growth Fund, AMG TimesSquare Small Cap Growth Fund, AMG Veritas Asia Pacific Fund, AMG Yacktman Focused Fund, AMG Yacktman Fund, AMG Yacktman Global Fund and AMG Yacktman Special Opportunities Fund and Fund Service Providers were $189,590 and $202,510, respectively. For the fiscal year ended December 31, 2022, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $36,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended December 31, 2021, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $46,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

The aggregate fees billed by PwC for the fiscal years ended May 31, 2023 and May 31, 2022 for non-audit services rendered to AMG GW&K International Small Cap Fund and Fund Service Providers were $44,050 and $45,928, respectively. For the fiscal year ended May 31, 2023, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $36,000 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund. For the fiscal year ended May 31, 2022, this amount reflects the amounts disclosed above under Audit-Related Fees, Tax Fees and All Other Fees, plus $38,333 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Fund.

The Trust’s Audit Committee has considered whether the provision of non-audit services by PwC to the Investment Manager, and any entity controlling, controlled by, or under common control with the Investment Manager that provided ongoing services to the Funds that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Funds) was compatible with maintaining PwC’s independence.

Other Information

The SEC maintains an Internet web site (at http://www.sec.gov), which contains proxy materials, reports, and other information filed by the Funds.

Voting Information

AMG and its affiliates intend to vote Fund shares they own, whether as seed capital or otherwise, in favor of all of the proposals. Unless otherwise provided in client guidelines, AMG and its affiliates generally intend to vote Fund shares owned in a client account over which AMG or an affiliate has discretionary authority in favor of all of the proposals. If AMG’s (or its affiliate’s) ownership, or the ownership of a client account over which AMG (or an affiliate) has discretionary authority, represents a sizeable enough portion of a Fund’s outstanding shares, the AMG (or its affiliate’s) vote will ensure that the proposals for the Fund will be approved. Please see “Principal Holders and Management Ownership” below for information regarding persons, including AMG and its affiliates, if any, that beneficially owned or owned of record 5% or more of the outstanding shares of a class of a Fund.

The adoption of any of these proposals is not contingent on the adoption of any other proposal by shareholders of a Fund.

Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or facsimile, will be paid by the Funds. Representatives of the Investment Manager may solicit proxies by telephone, letter or personally and will receive no additional compensation for these services. The Trusts may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of proxies. Banks, brokers, fiduciaries and nominees will, upon request, be reimbursed for their reasonable expenses in sending proxy material to beneficial owners of shares of the Funds.

EQ Fund Solutions, LLC (the “Solicitor”) has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $1,300,000, plus expenses, for the Trusts. As the Meeting date approaches, certain shareholders of the Funds may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Solicitor’s representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to the Solicitor, then the Solicitor’s representative has the responsibility to explain the process, read the proposals listed on the proxy card(s) and ask for the shareholder’s instructions on the proposals. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Solicitor will record the shareholder’s instructions and, within 72 hours, the shareholder will be sent a letter or e-mail that confirms his or her vote and asks the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting and does not wish to authorize the execution of a proxy by telephone, mail, facsimile or internet, the shareholder may vote at the Meeting.

If you require additional information regarding the proxy or replacement proxy card(s), please call the Solicitor toll-free at (866) 521-4487. Any proxy given by a shareholder, whether in writing, by telephone, by facsimile or the internet, is revocable until voted at the Meeting.

Householding

Each Fund will mail only one copy of this Joint Proxy Statement to a shareholder holding shares in multiple accounts within a Fund if the shareholder’s name and address are exactly the same across such accounts, unless the Fund has received contrary instructions from the shareholder. If you need additional copies of this Joint Proxy Statement and you are a holder of record of your shares, please call the Funds at 1-800-548-4539. If your shares are held in broker street name, please contact your financial service firm to obtain additional copies of this Joint Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined for the accounts described above, or if you have received multiple copies of this Joint Proxy Statement and want future mailings to be combined with those of other members of your household, please contact the Funds in writing at 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901, or by telephone at 1-800-548-4539, or contact your financial service firm. The Funds undertake to deliver promptly upon written or oral request a separate copy of the Joint Proxy Statement to a security holder to which a single copy of the document was delivered.

Shareholder Proposals

The Trusts do not hold regularly scheduled meetings of the shareholders of the Funds. Any shareholder desiring to present a proposal for inclusion at the meeting of shareholders next following this Meeting should submit such proposal to the Trusts at a reasonable time before the solicitation is made.

TO ENSURE THE PRESENCE OF A QUORUM AT THE COMBINED SPECIAL MEETING, PROMPT VOTING IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IF YOU WISH TO VOTE BY MAIL, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

By Order of the Boards of Trustees,

/s/ Mark Duggan
Mark Duggan
Secretary

APPENDIX A

OUTSTANDING SHARES

As of the Record Date (August 22, 2023), the total number of shares outstanding for each Fund is set forth in the table below:

Fund	Class N Shares	Class I Shares	Class Z Shares	Total
AMG Beutel Goodman Core Plus Bond Fund	2,218,384.550	11,198,096.052	195,933.128	13,612,413.73

AMG Beutel Goodman International Equity Fund	129,295.057	845,862.331	223,364.160	1,198,521.548

AMG Boston Common Global Impact Fund	N/A	16,210,536.329	N/A	16,210,536.329

AMG Frontier Small Cap Growth Fund	352,254.155	5,481,732.481	830,261.353	6,664,247.989

AMG GW&K Core Bond ESG Fund	232,846.270	15,030,189.906	141,818.802	15,404,854.978

AMG GW&K Emerging Markets Equity Fund	34,225.713	1,645,805.765	1,053,562.006	2,733,593.484

AMG GW&K Emerging Wealth Equity Fund	53,893.531	4,520,479.894	2,479,228.746	7,053,602.171

AMG GW&K Enhanced Core Bond ESG Fund	1,173,245.366	2,329,572.547	909,714.739	4,412,532.652

AMG GW&K ESG Bond Fund	13,037,152.020	8,345,177.764	N/A	21,382,329.784

AMG GW&K Global Allocation Fund	1,536,969.979	811,864.910	97,195.677	2,446,030.566

AMG GW&K High Income Fund	328,247.363	387,740.292	N/A	715,987.655

AMG GW&K International Small Cap Fund	98,680.545	627,537.294	80,464.867	806,682.706

AMG GW&K Municipal Bond Fund	1,173,515.182	93,519,193.890	N/A	94,692,709.072

AMG GW&K Municipal Enhanced SMA Shares	N/A	N/A	N/A	5,054,263.708

AMG GW&K Municipal Enhanced Yield Fund	28,889,762.267	400,328.494	13,606.970	29,303,697.731

AMG GW&K Small Cap Core Fund	286,454.289	14,909,869.579	8,275,482.037	23,471,805.905

AMG GW&K Small Cap Value Fund	5,807,876.631	3,071,250.436	202,181.041	9,081,308.108

AMG GW&K Small/Mid Cap Core Fund	3,266,423.695	16,933,211.242	22,264,256.385	42,463,891.322

AMG GW&K Small/Mid Cap Growth Fund	2,043,442.418	518,978.984	1,702.522	2,564,123.924

AMG Montrusco Bolton Large Cap Growth Fund	11,162,959.804	6,961,120.476	N/A	18,124,080.280

A-1

Fund	Class N Shares	Class I Shares	Class Z Shares	Total
AMG Renaissance Large Cap Growth Fund	3,821,952.500	2,445,679.627	1,471,538.788	7,739,170.915

AMG River Road Dividend All Cap Value Fund	3,392,137.671	24,039,871.673	377,693.782	27,809,703.126

AMG River Road Focused Absolute Value Fund	173,866.414	3,492,493.333	558,739.552	4,225,099.299

AMG River Road International Value Equity Fund	199,319.534	669,880.795	120,506.198	989,706.527

AMG River Road Large Cap Value Select Fund	228,247.256	1,906,699.816	N/A	2,134,947.072

AMG River Road Mid Cap Value Fund	12,903,316.873	4,250,484.955	385,484.427	17,539,286.255

AMG River Road Small Cap Value Fund	3,009,856.196	57,630,611.721	710,856.577	61,351,324.494

AMG River Road Small-Mid Cap Value Fund	2,196,293.238	24,452,014.509	3,306,073.569	29,954,381.316

AMG TimesSquare Emerging Markets Small Cap Fund	8,860.027	40,886.553	132,321.330	182,067.910

AMG TimesSquare Global Small Cap Fund	5,340.995	3,264.661	156,325.413	164,931.069

AMG TimesSquare International Small Cap Fund	745,603.230	9,283,379.961	11,273,714.778	21,302,697.969

AMG TimesSquare Mid Cap Growth Fund	26,990,793.487	24,150,526.812	28,193,484.037	79,334,804.336

AMG TimesSquare Small Cap Growth Fund	1,395,051.403	799,074.074	14,049,906.153	16,244,031.63

AMG Veritas Asia Pacific Fund	1,552,396.386	125,727.132	N/A	1,678,123.518

AMG Veritas China Fund	3,390,405.082	412,892.589	N/A	3,803,297.671

AMG Veritas Global Focus Fund	128,598.045	1,784,741.691	N/A	1,913,339.736

AMG Veritas Global Real Return Fund	N/A	3,256,634.227	N/A	3,256,634.227

AMG Yacktman Focused Fund	89,800,896.919	94,213,621.764	N/A	184,014,518.683

AMG Yacktman Fund	N/A	361,769,930.765	N/A	361,769,930.765

AMG Yacktman Global Fund	136,471.130	11,696,066.411	N/A	11,832,537.541

AMG Yacktman Special Opportunities Fund	N/A	3,642,890.363	3,268,661.236	6,911,551.599

A-2

APPENDIX B

RECORD OR BENEFICIAL OWNERSHIP

As of July 31, 2023, the following persons or entities owned beneficially or of record 5% or more of each class of each Fund’s outstanding securities:

AMG Beutel Goodman Core Plus Bond Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	1,232,884.059	55.46%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	647,011.277	29.10%

Class I

First Community Trust NA* 3385 Hillcrest Road, Suite 100 Dubuque, Iowa 52002	6,824,818.890	60.01%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,609,331.833	14.15%

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	759,741.246	6.68%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	576,148.966	5.07%

Class Z

Gerald Dillenburg & Cheryl Dillenburg JTWROS 316 Ridge Avenue Clarendon Hills, Illinois 60514-1313	66,111.255	33.74%

Name and Address	Number of Shares	Percentage
BNYM I S Trust Co Cust Rollover IRA Annie Faye Carter Powell 68 Pinnacle Shores Drive Okatie, South Carolina 29909	49,437.493	25.23%

BNYM I S Trust Co Cust Roth IRA FBO Pradeep Y. Naik 732 North Lenore Street Addison, Illinois 60101-2621	30,775.418	15.71%

BNYM I S Trust Co Cust Rollover IRA Michael J. Wszolek 8908 Saddle Red Avenue Las Vegas, Nevada 89143	15,551.267	7.94%

BNYM I S Trust Co Cust Rollover IRA Edith A. Etheridge Patricia Ray P.O. Box 186 Byron, Georgia 31008	11,647.871	5.94%

AMG Beutel Goodman International Equity Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services Corp. (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	53,240.401	41.18%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	28,260.248	21.86%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	19,635.358	15.19%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	12,407.455	9.60%

Name and Address	Number of Shares	Percentage
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	7,714.871	5.97%

Class I

National Financial Services Corp.* (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	415,096.458	48.64%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	142,301.549	16.68%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	64,194.890	7.52%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	63,460.371	7.44%

Class Z

JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department Brooklyn, New York 11245	168,408.947	75.28%

Gerald Dillenburg & Cheryl Dillenburg JTWROS 316 Ridge Avenue Clarendon Hills, Illinois 60514-1313	12,954.610	5.79%

AMG Boston Common Global Impact Fund

Name and Address	Number of Shares	Percentage
Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	1,193,814.718	7.35%

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Reinvest Account Attn: Mutual Funds Department 211 Main Street San Francisco, California 94105-1905	1,106,778.409	6.81%

AMG Frontier Small Cap Growth Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	91,383.726	27.23%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	66,767.367	19.90%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	45,785.139	13.64%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	31,668.504	9.44%

Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,217,307.351	23.98%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	863,689.733	17.01%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	615,016.508	12.11%

Name and Address	Number of Shares	Percentage
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	571,179.195	11.25%

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	472,882.408	9.31%

Class Z

SEI Private Trust Company c/o Principal Financial Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	539,135.294	65.36%

BNYM I S Trust Co. Cust SEP IRA FBO Stephen B. Heilman 1032 Lenox Place Cincinnati, Ohio 45229-1912	112,107.630	13.59%

BNYM I S Trust Co. Cust Rollover IRA Lehman E. Moses, Jr. 15144 Mateo Prado Way Victorville, California 92394-3723	59,184.636	7.18%

AMG GW&K Core Bond ESG Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	69,683.026	30.17%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	56,878.023	24.63%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	38,361.848	16.61%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	19,744.344	8.55%

Name and Address	Number of Shares	Percentage
Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	13,457.601	5.83%

Class I

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	4,342,478.481	28.62%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004	3,075,390.974	20.27%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	1,899,490.306	12.52%

Class Z

BNYM I S Trust Co. Cust IRA FBO Alana S. Silvea 2503 Potomac Drive, Unit B Houston, Texas 77057-4571	102,636.463	72.02%

Alana S. Silvea Trustee Silvea Family Living Trust 2503 Potomac Drive, Unit B Houston, Texas 77057-4571	24,309.990	17.06%

BNY Mellon NA P.O. Box 534005 Pittsburgh, Pennsylvania 15253	9,941.879	6.98%

AMG GW&K Emerging Markets Equity Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	17,648.562	51.89%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004	6,120.733	18.00%

Name and Address	Number of Shares	Percentage
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	5,638.801	16.58%

BNYM I S Trust Co Cust Roth IRA Andrew Mecca 146 Century Drive Syracuse, New York 13209-2204	2,586.850	7.61%

Class I

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	936,208.425	56.38%

SEI Private Trust Company c/o FNZ Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	359,200.283	21.63%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	138,865.963	8.36%

SEI Private Trust Company c/o Choate, Hall & Stewart LLP Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	113,221.274	6.82%

Class Z

Empower Trust FBO Recordkeeping for Large Benefit PL 8525 East Orchard Road Greenwood Village, Colorado 80111	428,448.127	40.43%

Cora L. Sterling & William P. Sterling Trustees Cora L. Sterling 2012 Trust c/o GW&K Investment Management, LLC 222 Berkeley Street, 15th Floor Boston, Massachusetts 02116	269,387.207	25.42%

William P. Sterling & Cora Lee Sterling Trustees William P. Sterling Trust c/o GW&K Investment Management, LLC 222 Berkeley Street, 15th Floor Boston, Massachusetts 02116	216,975.418	20.47%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	130,388.301	12.30%

AMG GW&K Emerging Wealth Equity Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	23,066.706	42.74%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	10,302.688	19.09%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	8,351.900	15.48%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	6,051.024	11.21%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004	5,135.563	9.52%

Class I

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	2,068,939.803	45.00%

Goulstorrs & Co. Inc. 400 Atlantic Avenue Boston, Massachusetts 02110	799,618.321	17.39%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	576,514.106	12.54%

SEI Private Trust Company c/o FNZ Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	488,651.634	10.63%

Name and Address	Number of Shares	Percentage
UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	397,489.030	8.65%

Class Z

Band & Co.* c/o U.S. Bank NA 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212	2,030,941.268	81.42%

Thomas A. Masi and O. Luby Masi JTWROS c/o GW&K Investment Management, LLC 222 Berkeley Street, 15th Floor Boston, Massachusetts 02116	279,920.915	11.22%

AMG GW&K Enhanced Core Bond ESG Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	205,231.804	17.09%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	201,839.296	16.81%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	199,847.212	16.64%

Empower Trust FBO Recordkeeping for Large Benefit PL 8525 East Orchard Road Greenwood Village, Colorado 80111	160,090.856	13.33%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004-1901	88,522.662	7.37%

Name and Address	Number of Shares	Percentage
Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	883,201.301	39.51%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	384,098.217	17.18%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	154,151.082	6.90%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	140,015.058	6.26%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	121,460.824	5.43%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	113,146.372	5.06%

Class Z

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	342,361.858	38.29%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	263,830.918	29.66%

South Tahoe Public Utility District Trust FBO South Tahoe Pub Deferred Comp Plan & Trust c/o Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111-5002	97,379.377	10.95%

Name and Address	Number of Shares	Percentage
BNYM I S Trust Co Cust Rollover IRA Leslie B. Bridges 13316 Springford Drive La Mirada, California 90638-3025	44,492.536	5.00%

AMG GW&K ESG Bond Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC* For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	8,687,768.668	66.36%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,612,607.500	12.32%

Class I

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	2,609,814.572	30.41%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	1,675,305.738	19.52%

NFS LLC FEBO NFSC Fund/SERV No Load Automated Trade Rollup of Combined Orders Attn: R. Rocco, OSG 499 Washington Boulevard Jersey City, New Jersey 07310	1,419,204.433	16.54%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	703,329.549	8.20%

AMG GW&K Global Allocation Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	588,819.407	38.10%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	252,283.004	16.32%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	128,138.902	8.29%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	113,868.169	7.37%

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	145,073.311	17.55%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	117,882.874	14.26%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1905	54,490.524	6.59%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	53,710.802	6.50%

Name and Address	Number of Shares	Percentage
Class Z

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, Minnesota 55401-1931	34,898.827	35.82%

BNYM I S Trust Co Cust Rollover IRA Yvonne Moritz 6413 Tilden Lane Rockville, Maryland 20852-3742	10,203.812	10.47%

BNYM I S Trust Co Cust Rollover IRA William T. Lutzen W226N4033 Country Lane Pewaukee, Wisconsin 53072-2713	8,610.862	8.84%

BNYM I S Trust Co Cust Rollover IRA Patricia Lewandowski BENE Stanley Lewandowski DECD 1213 West Brookwood Street Bensenville, Illinois 60106-1703	5,863.013	6.02%

Eric Rakowski, Trustee Eric P. Rakowski Living Trust c/o AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	5,058.454	5.19%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	4,942.686	5.07%

AMG GW&K High Income Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	122,800.835	38.13%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	40,596.184	12.60%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	40,346.030	12.53%

Name and Address	Number of Shares	Percentage
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	23,183.579	7.20%

Class I

National Financial Services LLC* For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	388,853.284	95.29%

AMG GW&K International Small Cap Fund

Name and Address	Number of Shares	Percentage
Class N

Town of Addison c/o ICMA Retirement Corporation 777 North Capitol Street, NE Washington, D.C. 20002	20,370.244	20.30%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	18,171.120	18.11%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	11,805.266	11.76%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	8,374.605	8.34%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	7,352.727	7.33%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004	6,112.904	6.09%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	5,224.989	5.21%

Name and Address	Number of Shares	Percentage
Class I

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	353,774.066	57.74%

SEI Private Trust Company c/o FNZ Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	76,931.737	12.56%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	38,798.104	6.33%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	35,112.251	5.73%

Class Z

Bank of America NA FBO MFO P.O. Box 843869 Dallas, Texas 75284-3869	57,586.738	72.04%

Empower Trust FBO Recordkeeping for Large Benefit PL 8525 East Orchard Road Greenwood Village, Colorado 80111	18,116.361	22.66%

AMG GW&K Municipal Bond Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	246,539.685	19.91%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	218,186.703	17.62%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	190,180.150	15.36%

Name and Address	Number of Shares	Percentage
Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004	166,471.634	13.45%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	133,112.203	10.75%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	94,799.693	7.66%

Class I

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	28,881,572.622	30.88%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	18,356,679.081	19.63%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	8,375,632.145	8.95%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	7,633,682.301	8.16%

SEI Private Trust Company c/o Trust Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	6,925,190.372	7.40%

AMG GW&K Municipal Enhanced SMA Shares

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	3,558,910.995	75.31%

SEI Private Trust Company c/o FNZ Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	861,909.507	18.24%

SEI Private Trust Company c/o FNZ Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	305,044.891	6.45%

AMG GW&K Municipal Enhanced Yield Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	152,609.263	34.76%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	135,102.402	30.77%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	81,240.026	18.50%

Class I

Merrill Lynch Pierce Fenner & Smith* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	17,521,835.738	63.82%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, Minnesota 55401-1931	2,888,779.314	10.52%

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	2,703,354.869	9.85%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	1,669,115.644	6.08%

Class Z

AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	13,443.717	98.80%

AMG GW&K Small Cap Core Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	130,031.335	44.01%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	41,514.638	14.05%

Mid Atlantic Trust Company FBO Shaheen & Gordon PA 401(k) Profit S 1251 Waterfront Place, Suite 525 Pittsburgh, Pennsylvania 15222	34,684.331	11.74%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	26,671.773	9.03%

Capital Bank & Trust Co. TTEE FBO Johns Byrne Company 401K c/o Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	26,151.350	8.85%

Name and Address	Number of Shares	Percentage
Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	5,216,015.439	35.08%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	3,688,656.121	24.81%

Saxon & Co. P.O. Box 7780-1888 Philadelphia, Pennsylvania 19182	1,147,688.349	7.72%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	1,114,091.363	7.49%

Class Z

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	5,160,950.352	62.47%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	840,958.010	10.18%

Keybank NA UJF – Balanced Pool PRI USD P.O. Box 94871 Cleveland, Ohio 44101-4871	499,168.053	6.04%

AMG GW&K Small Cap Value Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	1,302,165.639	22.20%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4151	1,181,421.262	20.14%

Name and Address	Number of Shares	Percentage
Talcott Resolution Life Insurance C P.O. Box 5051 Hartford, Connecticut 06102	1,078,085.602	18.38%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	393,184.833	6.70%

Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	523,297.659	16.97%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	425,312.733	13.79%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	347,980.448	11.28%

Class Z

Vanguard Fiduciary Trust Co. ABN AMRO Funds P.O. Box 2600 Attn: Outside Funds Valley Forge, Pennsylvania 19482	134,576.534	65.44%

Nabank & Co. P.O. Box 2180 Tulsa, Oklahoma 74101	48,059.385	23.37%

AMG GW&K Small/Mid Cap Core Fund

Name and Address	Number of Shares	Percentage
Class N

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	389,996.104	11.88%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	315,369.501	9.61%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	261,616.688	7.97%

Name and Address	Number of Shares	Percentage
Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	202,633.103	6.17%

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	190,544.021	5.81%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	172,482.937	5.26%

Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	9,239,762.171	54.69%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	5,214,774.807	30.87%

Class Z

TIAA Trust NA as Cust/TTEE of Retirement Plans Recordkept by TIAA Attn: Fund Operations 8500 Andrew Carnegie Boulevard Charlotte, North Carolina 28262-8500	5,448,142.207	24.37%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	3,770,275.452	16.87%

Matrix Trust Company As Agent for Newport Trust Company St. Jude Medical, Inc. Management S 35 Iron Point Circle, Suite 300 Folsom, California 95630	3,233,580.894	14.47%

Empower Trust FBO Mercy Health Corp EES Ret Plan c/o Empower 8525 East Orchard Road 2T2 Greenwood Village, Colorado 80111	2,952,881.985	13.21%

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,312,170.766	5.87%

AMG GW&K Small/Mid Cap Growth Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	759,462.755	35.46%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	422,303.602	19.72%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	129,243.608	6.03%

Class I

LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	103,037.979	19.79%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	97,006.719	18.63%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	79,107.177	15.19%

Gerald Dillenburg & Cheryl Dillenburg JTWROS 316 Ridge Avenue Clarendon Hills, Illinois 60514-1313	57,600.776	11.06%

Name and Address	Number of Shares	Percentage
National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	41,675.266	8.00%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	31,221.150	6.00%

Class Z

AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	857.136	50.35%

David H. Voelkel 101 North 5th Street Bellevue, Iowa 52031-1501	845.386	49.65%

AMG Montrusco Bolton Large Cap Growth Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,869,791.464	16.65%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	1,626,881.862	14.48%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	591,397.243	5.27%

Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,562,115.989	22.29%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	900,949.527	12.85%

Name and Address	Number of Shares	Percentage
UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	751,788.472	10.73%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	532,495.856	7.60%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	449,463.572	6.41%

AMG Renaissance Large Cap Growth Fund

Name and Address	Number of Shares	Percentage
Class N

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	482,696.915	12.60%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	366,141.019	9.55%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	327,173.987	8.54%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	252,887.235	6.60%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	239,222.798	6.24%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	214,198.855	5.59%

Class I

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	724,704.273	29.76%

Name and Address	Number of Shares	Percentage
LPL Financial Omnibus Customer Account Attn: Lindsay O’Toole 4707 Executive Drive San Diego, California 92121	331,081.511	13.60%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	222,558.750	9.14%

Lincoln Retirement Services Company FBO University of Texas P.O. Box 7876 Fort Wayne, Indiana 46801-7876	162,666.109	6.68%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	160,444.348	6.59%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	158,423.945	6.51%

Class Z

NFS LLC FEBO NFSC Fund/SERV No Load Automated Trade Rollup of Combined Orders Attn: R. Rocco, OSG 499 Washington Boulevard Jersey City, New Jersey 07310	490,071.098	33.05%

RBC Capital Markets LLC Mutual Fund Omnibus Processing Omnibus Attn: Mutual Fund Ops Manager 250 Nicollet Mall, Suite 1400 Minneapolis, Minnesota 55401-1931	368,100.935	24.83%

Theodore T. Bolliger 11340 NE 67th Street, Apartment A3 Kirkland, Washington 8033-7112	138,537.869	9.34%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	111,400.074	7.51%

Michael E. Schroer c/o The Renaissance Group LLC 50 East RiverCenter Boulevard, Suite 1200 Covington, Kentucky 41011	78,779.461	5.31%

AMG River Road Dividend All Cap Value Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	1,852,781.815	54.08%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	831,815.196	24.28%

JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department Brooklyn, New York 11245	173,390.717	5.06%

Class I

Raymond James* Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	18,125,170.500	74.76%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	2,460,786.260	10.15%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,700,076.592	7.01%

Class Z

Empower Trust FBO Empower Benefit Plans 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	315,318.015	83.66%

BNYM I S Trust Co. Cust IRA FBO Charlene Dixon 7712 South Vernon Chicago, Illinois 60619-2923	18,889.210	5.01%

AMG River Road Focused Absolute Value Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	64,175.316	35.39%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	61,616.125	33.98%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	20,386.733	11.24%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	13,943.703	7.69%

Class I

National Financial Services Corp* (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	1,585,979.818	45.25%

Reliance Trust Company FBO CHI STD WM Blair Equity P.O. Box 78446 Atlanta, Georgia 30357	749,625.941	21.39%

Reliance Trust Company FBO CHICAGOSRDINSVA P.O. Box 78446 Atlanta, Georgia 30357	505,034.247	14.41%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	370,169.616	10.56%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	210,657.821	6.01%

Name and Address	Number of Shares	Percentage
Class Z

SEI Private Trust Company c/o Trust Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	310,665.662	55.17%

Empower Trust FBO Empower Benefit Plans 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	211,805.298	37.62%

AMG River Road International Value Equity Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	67,916.896	36.64%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	66,988.916	36.14%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	15,214.973	8.21%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	11,957.188	6.45%

Class I

National Financial Services Corp* (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	574,460.576	85.73%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	50,365.354	7.52%

Class Z

Empower Trust FBO Empower Benefit Plans 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	116,804.660	97.11%

AMG River Road Large Cap Value Select Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	69,835.781	29.87%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	50,230.043	21.49%

BNYM I S Trust Co Cust Rollover IRA Timothy R. Smith 9287 Tan Bay Commerce Township, Michigan 48382-4362	25,887.543	11.07%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	12,514.050	5.35%

Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	148,992.106	7.69%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	121,166.343	6.25%

AMG River Road Mid Cap Value Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	2,669,847.689	20.56%

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,991,881.471	15.34%

John Hancock Life Insurance Co. USA Attn: JHRPS Trading Ops ST6 200 Berkeley Street Boston, Massachusetts 02116-5010	1,477,204.421	11.38%

Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor, Connecticut 06095-4774	1,185,317.003	9.13%

UMB Bank N/A FBO Fiduciary for Tax Deferred Accounts 1 Security Benefit Place Topeka, Kansas 66636-0001	1,073,543.327	8.27%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004	710,619.516	5.47%

Class I

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	1,383,779.568	32.57%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	622,176.847	14.64%

Class Z

BNC Partnership FBO BNCCORP In 401(k) Savings Plan 322 East Main Avenue Bismarck, North Dakota 58501	33,255.827	8.59%

JP Morgan Securities LLC Omnibus Account for the Exclusive Benefit of Customers 4 Chase Metrotech Center, 3rd Floor Mutual Fund Department Brooklyn, New York 11245	22,368.596	5.78%

Name and Address	Number of Shares	Percentage
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	21,815.652	5.63%

AMG River Road Small Cap Value Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,594,692.993	52.64%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	1,148,495.217	37.91%

Class I

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	11,816,808.236	20.56%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	11,713,805.240	20.38%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	9,011,626.577	15.68%

SEI Private Trust Company Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	6,372,221.308	11.09%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6,171,038.527	10.74%

Name and Address	Number of Shares	Percentage
Class Z

Associated Trust Company FBO Plumbers & Steamfitters Custody P.O. Box 22037 Green Bay, Wisconsin 54305	456,305.297	64.95%

Empower Trust FBO Empower Benefit Plans 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	114,880.910	16.35%

Vanguard Fiduciary Trust Co. P.O. Box 2600 Attn: Outside Funds Valley Forge, Pennsylvania 19482-2600	74,380.376	10.59%

AMG River Road Small-Mid Cap Value Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,119,990.017	50.62%

National Financial Services Corp (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	415,733.383	18.79%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	137,330.194	6.21%

Class I

National Financial Services Corp* (FBO) Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310	7,519,355.648	30.67%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	5,173,785.990	21.10%

Name and Address	Number of Shares	Percentage
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	2,140,438.844	8.73%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	1,249,809.367	5.10%

SEI Private Trust Company c/o Legacy SWP One Freedom Valley Drive Oaks, Pennsylvania 19456	1,233,968.684	5.03%

Class Z

Shepherd Center Inc. 2020 Peachtree Road NW Atlanta, Georgia 30309-1426	2,018,628.692	60.50%

SEI Private Trust Company c/o Truist Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	1,137,152.677	34.08%

AMG TimesSquare Emerging Markets Small Cap Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	6,827.643	80.94%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	890.311	10.56%

Class I

Tremont Partners LLC Defined Benefit Plan 639 East Ocean Avenue #309 Boynton Beach, Florida	39,196.625	95.87%

Class Z

Grant R. Babyak and Nicole Abbatecola JTWROS* c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	73,533.071	55.57%

Name and Address	Number of Shares	Percentage
Nicole Abbatecola Trust Babyak Family Trust c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	10,693.171	8.08%

David Oh c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	9,942.186	7.51%

Kenneth C. Duca and Kristen J. Duca JTWROS c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	8,622.397	6.52%

Magnus Larsson c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	8,622.397	6.52%

Katy D. Chih 21 Wellesley Road Upper Montclair, New Jersey 07043-0000	8,622.397	6.52%

AMG TimesSquare Global Small Cap Fund

Name and Address	Number of Shares	Percentage
Class N

AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	3,241.667	60.69%

Aleksandar Dogandzic 1321 Upland Drive, Apartment 10915 Houston, Texas 77043	1,124.619	21.06%

BNYM I S Trust Co Cust Roth IRA FBO Stuart Cane 10 Hanover Square, Apartment 8G New York, New York 10005-3560	974.709	18.25%

Class I

AMG Funds LLC 680 Washington Boulevard, Suite 500 Stamford, Connecticut 06901	3,264.661	100.00%

Class Z

Grant R. Babyak and Nicole Abbatecola JTWROS* c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	89,635.803	57.34%

Name and Address	Number of Shares	Percentage
Kenneth C. Duca and Kristen J. Duca JTWROS c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	29,980.774	19.18%

TimesSquare Capital Management, LLC A Partnership 7 Times Square, 42nd Floor New York, New York 10036-0000	17,938.606	11.48%

AMG TimesSquare International Small Cap Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	316,278.496	40.88%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	266,965.933	34.51%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	42,518.301	5.50%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	40,068.651	5.18%

Class I

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	2,812,556.828	29.16%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	1,672,779.121	17.34%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	1,553,725.630	16.11%

Name and Address	Number of Shares	Percentage
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	851,288.315	8.83%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	725,450.187	7.52%

Class Z

Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, Missouri 63131-3729	4,611,863.758	45.00%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	4,378,654.962	42.72%

AMG TimesSquare Mid Cap Growth Fund

Name and Address	Number of Shares	Percentage
Class N

VantageTrust – Unitized c/o ICMA Retirement Corporation 777 North Capitol Street, NE Washington, D.C. 20002	18,507,718.844	68.27%

Matrix Trust Company Cust FBO PHX-OneAmerica (WI Office) P.O. Box 52129 Phoenix, Arizona 85072	2,181,236.355	8.05%

Empower Trust FBO North Memorial Health c/o Fascore LLC 8515 East Orchard Road 2T2 Greenwood Village, Colorado 80111	1,375,745.129	5.07%

Class I

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, Missouri 63103	20,038,627.442	83.33%

Name and Address	Number of Shares	Percentage
Class Z

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	9,569,902.332	33.87%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	3,014,773.452	10.67%

Nationwide Trust Company, FSB FBO Participating Plans NTC-PLNS c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, Ohio 43218-2029	1,943,130.978	6.88%

DCGT as Trustee and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, Iowa 50392	1,931,721.030	6.84%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	1,460,532.359	5.17%

AMG TimesSquare Small Cap Growth Fund

Name and Address	Number of Shares	Percentage
Class N

SEI Private Trust Company c/o Principal Financial Attn: Mutual Fund Admin One Freedom Valley Drive Oaks, Pennsylvania 19456	630,829.500	44.57%

Matrix Trust Company Custodian FBO Sikacorporation Nonqualified Deferred P.O. Box 52129 Phoenix, Arizona 85072-2129	235,652.120	16.65%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	138,117.579	9.76%

Name and Address	Number of Shares	Percentage
National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	127,842.952	9.03%

City of Corpus Christi, TX 457 c/o ICMA Retirement Corporation 777 North Capitol Street NE Washington, D.C. 20002	97,955.675	6.92%

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	380,807.671	47.82%

Grant R. Babyak and Nicole Abbatecola JTWROS c/o TimesSquare Capital Management, LLC 7 Times Square, 42nd Floor New York, New York 10036	113,922.265	14.31%

Marley Management Corporation Discretionary Contribution Pension Plan Attn: Nancy Ball P.O. Box 10392 Phoenix, Arizona 85064-0392	108,634.228	13.64%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	67,570.685	8.49%

Class Z

Vanguard Fiduciary Trust Co. P.O. Box 2600 Attn: Outside Funds Valley Forge, Pennsylvania 19482-2600	3,104,591.477	21.99%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	2,004,262.940	14.19%

DCGT as Trustee and/or Cust FBO PLIC Various Retirement Plans Omnibus Attn: NPIO Trade Desk 711 High Street Des Moines, Iowa 50392	1,804,918.735	12.78%

Name and Address	Number of Shares	Percentage
Northern Trust as Custodian FBO Desert States Employers & UFCW Pension Plans Trust P.O. Box 92956 Chicago, Illinois 60675-2994	1,678,440.858	11.89%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105	898,084.899	6.36%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	819,344.155	5.80%

AMG Veritas Asia Pacific Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	582,648.489	37.34%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	232,101.669	14.87%

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	33,014.633	26.26%

John Hancock Trust Company LLC 200 Berkeley Street Boston, Massachusetts 02116	29,212.369	23.23%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	20,115.195	16.00%

Name and Address	Number of Shares	Percentage
Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	10,529.098	8.37%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	8,133.169	6.47%

AMG Veritas China Fund

Name and Address	Number of Shares	Percentage
Class N

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	1,186,993.683	34.61%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	428,190.675	12.48%

Class I

BNYM I S Trust Co Cust Rollover IRA William G. Weinzierl 211 Veranda Drive Madison, Alabama 35758-3008	49,393.911	11.94%

Michael L. Thiele II 2301 Carondelet Street New Orleans, Louisiana 70130-5811	31,293.430	7.56%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	27,342.449	6.61%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	26,244.134	6.34%

Charles J. Kruse and Laurie E. Kruse JTWROS TOD Beneficiaries On File 22945 War Eagle Blacktop Road Springdale, Arkansas 72764	24,972.392	6.04%

AMG Veritas Global Focus Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	26,247.206	20.08%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	19,744.934	15.11%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	17,731.210	13.57%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	11,740.116	8.98%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	9,230.622	7.06%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	8,719.169	6.67%

Christine T. O’Shaughnessy 1592 Ashbury Place Eagan, Minnesota 55122-1224	6,756.490	5.17%

Class I

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	541,215.342	30.28%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, 39th Floor New York, New York 10004	186,502.796	10.43%

NFS LLC FEBO NFSC Fund/SERV No Load Automated Trade Rollup of Combined Orders Attn: R. Rocco, OSG 499 Washington Boulevard Jersey City, New Jersey 07310	186,136.072	10.41%

AMG Veritas Global Real Return Fund

Name and Address	Number of Shares	Percentage
Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	431,497.290	13.20%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1905	386,065.339	11.81%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	198,041.439	6.06%

AMG Yacktman Focused Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	44,605,644.102	49.28%

Charles Schwab & Co. Inc. Attn: Mutual Funds 211 Main Street San Francisco, California 94105-1905	20,031,388.868	22.13%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	10,690,630.178	11.81%

Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	17,975,405.071	19.01%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	10,839,380.800	11.46%

Name and Address	Number of Shares	Percentage
Charles Schwab & Co. Inc. Attn: Mutual Funds Department 211 Main Street San Francisco, California 94105-1905	7,324,182.627	7.75%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	6,802,790.778	7.20%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	6,644,062.396	7.03%

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customers 1 New York Plaza, Floor 12 New York, New York 10004-1901	6,179,708.680	6.54%

Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	5,665,669.376	5.99%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	5,228,250.013	5.53%

AMG Yacktman Fund

Name and Address	Number of Shares	Percentage
Class I

National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard, Floor 5 Jersey City, New Jersey 07310-2010	90,727,552.941	24.96%

Charles Schwab & Co. Inc. 211 Main Street San Francisco, California 94105-1905	50,516,538.525	13.90%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	29,345,687.826	8.07%

Wells Fargo Clearing Services LLC 2801 Market Street Saint Louis, Missouri 63103	23,991,744.083	6.60%

Name and Address	Number of Shares	Percentage
Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	23,852,833.575	6.56%

Raymond James Omnibus for Mutual Funds Attn: Courtney Waller 880 Carillon Parkway St. Petersburg, Florida 33716	21,024,027.254	5.78%

AMG Yacktman Global Fund

Name and Address	Number of Shares	Percentage
Class N

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	78,729.611	56.22%

Vanguard Brokerage Services P.O. Box 1170 Valley Forge, Pennsylvania 19482-1170	29,098.917	20.78%

Class I

Merrill Lynch Pierce Fenner & Smith* For the Sole Benefit of Its Customers 4800 Deer Lake Drive East Jacksonville, Florida 32246-6484	4,563,090.553	39.28%

UBS WM USA* Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	3,049,401.043	26.25%

National Financial Services LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	2,406,634.559	20.72%

AMG Yacktman Special Opportunities Fund

Name and Address	Number of Shares	Percentage
Class I

National Financial Services LLC* For the Exclusive Benefit of Our Customers Attn: Mutual Funds Department, 4th Floor 499 Washington Boulevard Jersey City, New Jersey 07310-2010	2,168,879.053	58.42%

Name and Address	Number of Shares	Percentage
TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	615,589.868	16.58%

Charles Schwab & Co. Inc. Special Custody Account for the Exclusive Benefit of Customers Attn: Mutual Funds 101 Montgomery Street San Francisco, California 94104-4122	485,847.446	13.09%

Pershing LLC 1 Pershing Plaza Jersey City, New Jersey 07399-0002	279,494.276	7.53%

Class Z

Merrill Lynch Pierce Fenner & Smith Inc. For the Sole Benefit of Its Customers Attn: Service Team 4800 Deer Lake Drive East, 3rd Floor Jacksonville, Florida 32246	1,320,929.118	40.41%

Yacktman Asset Management LP 6300 Bridgepoint Parkway Building One, Suite 500 Austin, Texas 78730-5076	688,978.701	21.08%

UBS WM USA Special Custody Account for the Exclusive Benefit of Customers of UBSFSI 1000 Harbor Boulevard Weehawken, New Jersey 07086	593,354.184	18.15%

*

Denotes persons or entities that owned 25% or more of the outstanding shares of beneficial interest of a Fund as of July 31, 2023, and therefore may be presumed to “control” the Fund under the 1940 Act. Except for these persons or entities, the Trust did not know of any person or entity who, as of July 31, 2023, “controlled” (within the meaning of the 1940 Act) a Fund. A person or entity that “controls” a Fund could have effective voting control over the Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee or Nominee has purchased or sold securities of the Investment Manager, a Subadviser, or any of their respective parents or subsidiaries exceeding 1% of the outstanding securities of any class of securities issued by the Investment Manager, a Subadviser, or any of their respective parents or subsidiaries.

As of July 31, 2023, all management personnel (i.e., Trustees and Officers of the Trust) as a group owned beneficially 3.621% of the outstanding Class Z shares of AMG GW&K Core Bond ESG Fund, 3.517% of the outstanding Class Z shares of AMG GW&K Global Allocation Fund, 5.539% of the outstanding Class Z shares of AMG River Road Dividend All Cap Value Fund, and less than 1% of the outstanding shares of each other class of each Fund.

As of July 31, 2023, each of the Trustees, Nominees and named executive officers owned, of record and beneficially, 3.621% of the outstanding Class Z shares of AMG GW&K Core Bond ESG Fund, 3.517% of the outstanding Class Z shares of AMG GW&K Global Allocation Fund, 5.539% of the outstanding Class Z shares of AMG River Road Dividend All Cap Value Fund, and less than 1% of the outstanding shares of each other class of each Fund.

APPENDIX C

GOVERNANCE COMMITTEE CHARTERS

AMG FUNDS, AMG FUNDS I, AMG FUNDS II AND AMG FUNDS III

GOVERNANCE COMMITTEE CHARTER

Each of the Boards of Trustees (each, a “Board”) of AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (each, a “Trust” and collectively, the “Trusts” and each series thereof, a “Fund” and collectively, the “Funds”) has established a Governance Committee of the Board (each, a “Governance Committee”). This document constitutes the charter of the Governance Committee. The Board has delegated authority to the Governance Committee to perform the activities set forth herein.

1.	Membership, Composition and Governance.

The Governance Committee shall consist of all Trustees (each, a “Trustee” and collectively, the “Trustees”) of the Board who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Trust or of the adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Unless otherwise determined by the Board, the Governance Committee shall elect one member thereof to serve as the Chairperson of the Governance Committee.

2.	Meetings.

Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Governance Committee or the Chairperson of the Governance Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

3.	Powers.

The Governance Committee shall have the following powers, which it shall exercise in its sole discretion:

a.    To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Funds that wish to recommend such candidates for consideration by the Governance Committee, which procedures are set forth as Appendix A attached hereto, as the same may be amended from time to time.

b.    To recommend to the Board from time to time individuals to be appointed or nominated for election as Independent Trustees.

c.    To set any desired standards or qualifications for service as a Trustee.

d.    To make recommendations to the Board from time to time regarding the designation and responsibilities of: (i) the Chairperson of the Board (who shall be an Independent Trustee) and Board committees; (ii) such other officers of the Board, if any, as the Governance Committee deems appropriate; and (iii) officers of the Funds.

e.    To conduct self-evaluations of the performance of the Trustees and to help facilitate the Board’s evaluation of the performance of the Board at least annually, including consideration of the effectiveness of the committee structure and number of Funds on whose Boards each Trustee serves, and, taking into consideration appropriate input from management, make recommendations to the Board for any appropriate actions to enhance such performance.

f.    To review periodically the compensation of the Trustees and to make recommendations to the Board regarding any appropriate changes to such compensation.

g.    To review periodically the Board’s membership, structure and operation and to make recommendations to the Board with respect to the development and maintenance thereof, including recommendations with respect to policies governing retirement and term limits of Trustees.

h.    To review periodically and make recommendations to the Board with respect to the duties, composition and frequency of meetings of the various committees of the Board and the chairpersons of such committees, including the Chairperson of the Governance Committee.

i.    To review periodically the adequacy of this charter and to evaluate the Governance Committee’s performance of its duties and responsibilities hereunder, and to make recommendations to the Board for any appropriate changes or other actions with respect thereto.

j.    To oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest.

k.    To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Governance Committee may deem necessary.

l.    To consider and evaluate any other matter the Governance Committee deems necessary or appropriate.

m.    To act on such other matters as may be delegated to the Governance Committee by the Board from time to time.

4.	Resources and Authority.

The Governance Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this charter, including the authority to retain, at the Trusts’ expense, and consult with such legal counsel and other experts or consultants as the Governance Committee, in its discretion, deems necessary or appropriate to fulfill its responsibilities.

5.	Scope of Responsibility and Standard of Care.

This charter shall not be read to impose on the Governance Committee or any member thereof any responsibility to take any action or supervise any activity of any Trust not otherwise specifically imposed by applicable law on the Governance Committee (acting as a body) or any member of the Governance Committee (acting individually). The Governance Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Governance Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.

Adopted: December 3, 2004, as revised September 20, 2013 and December 17, 2014

APPENDIX A

PROCEDURES WITH RESPECT TO INDEPENDENT TRUSTEE

NOMINEES TO THE BOARD

1.	Identification of Candidates.

When a vacancy on the Board exists or is anticipated, the Governance Committee or a sub-committee thereof shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.

2.	Shareholder Candidates.

The Governance Committee shall consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

3.	Evaluation of Candidates.

In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act if it is intended that the candidate serve as an Independent Trustee; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

AMG FUNDS IV

GOVERNANCE COMMITTEE CHARTER

The Board of Trustees (the “Board”) of AMG Funds IV (the “Trust” and each series thereof, a “Fund” and collectively, the “Funds”) has established a Governance Committee of the Board (the “Governance Committee”). This document constitutes the charter of the Governance Committee. The Board has delegated authority to the Governance Committee to perform the activities set forth herein.

1.	Membership, Composition and Governance.

The Governance Committee shall consist of all Trustees (each, a “Trustee” and collectively, the “Trustees”) of the Board who are not “interested persons” (as defined under the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or of the adviser or sub-adviser of any Fund (each, an “Independent Trustee” and collectively, the “Independent Trustees”). Unless otherwise determined by the Board, the Governance Committee shall elect one member thereof to serve as the Chairperson of the Governance Committee.

2.	Meetings.

Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Governance Committee or the Chairperson of the Governance Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this charter.

3.	Powers.

The Governance Committee shall have the following powers, which it shall exercise in its sole discretion:

a.    To consider and adopt procedures for identifying and evaluating candidates for the position of Independent Trustee, including the procedures to be followed by shareholders of the Funds that wish to recommend such candidates for consideration by the Governance Committee, which procedures are set forth as Appendix A attached hereto, as the same may be amended from time to time.

b.    To recommend to the Board from time to time individuals to be appointed or nominated for election as Independent Trustees.

c.    To set any desired standards or qualifications for service as a Trustee.

d.    To make recommendations to the Board from time to time regarding the designation and responsibilities of: (i) the Chairperson of the Board (who shall be an Independent Trustee) and Board committees; (ii) such other officers of the Board, if any, as the Governance Committee deems appropriate; and (iii) officers of the Funds.

e.    To conduct self-evaluations of the performance of the Trustees and to help facilitate the Board’s evaluation of the performance of the Board at least annually, including consideration of the effectiveness of the committee structure and number of Funds overseen by the Board, and, taking into consideration appropriate input from management, make recommendations to the Board for any appropriate actions to enhance such performance.

f.    To review periodically the compensation of the Trustees and to make recommendations to the Board regarding any appropriate changes to such compensation.

g.    To review periodically the Board’s membership, structure and operation and to make recommendations to the Board with respect to the development and maintenance thereof, including recommendations with respect to policies governing retirement and term limits of Trustees.

h.    To review periodically and make recommendations to the Board with respect to the duties, composition and frequency of meetings of the various committees of the Board and the chairpersons of such committees, including the Chairperson of the Governance Committee.

i.    To review periodically the adequacy of this charter and to evaluate the Governance Committee’s performance of its duties and responsibilities hereunder, and to make recommendations to the Board for any appropriate changes or other actions with respect thereto.

j.    To oversee the selection of independent legal counsel to the Independent Trustees and review reports from independent legal counsel regarding potential conflicts of interest.

k.    To report its activities to the Board on a periodic basis and to make such determinations or recommendations with respect to the foregoing matters as the Governance Committee may deem necessary.

l.    To consider and evaluate any other matter the Governance Committee deems necessary or appropriate.

m.    To act on such other matters as may be delegated to the Governance Committee by the Board from time to time.

4.	Resources and Authority.

The Governance Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this charter, including the authority to retain, at the Trust’s expense, and consult with such legal counsel and other experts or consultants as the Governance Committee, in its discretion, deems necessary or appropriate to fulfill its responsibilities.

5.	Scope of Responsibility and Standard of Care.

This charter shall not be read to impose on the Governance Committee or any member thereof any responsibility to take any action or supervise any activity of any Trust not otherwise specifically imposed by applicable law on the Governance Committee (acting as a body) or any member of the Governance Committee (acting individually). The Governance Committee and members thereof shall be held to the same standard of care, as applicable, generally applied to the Board or a Trustee under applicable law, and service on the Governance Committee shall not cause any member thereof to be held to a standard of care different from that applicable to his or her service on the Board generally.

Adopted: December 17, 2014

APPENDIX A

PROCEDURES WITH RESPECT TO INDEPENDENT TRUSTEE

NOMINEES TO THE BOARD

6.	Identification of Candidates.

When a vacancy on the Board exists or is anticipated, the Governance Committee or a sub-committee thereof shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Funds, counsel and other advisors to the Trustees, and shareholders of a Fund who submit recommendations in accordance with these procedures.

7.	Shareholder Candidates.

The Governance Committee shall consider any such candidate recommended by a shareholder of a Fund if such recommendation contains sufficient background information concerning the candidate and is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund). Shareholders shall be directed to address any such recommendations to the attention of the Governance Committee, c/o the Secretary of the Fund.

8.	Evaluation of Candidates.

In evaluating a candidate for a position on the Board, including any candidate recommended by shareholders of a Fund, the Governance Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act if it is intended that the candidate serve as an Independent Trustee; and (vii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the name of the proxy card. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	(1) ABC Corp. John Doe, Treasurer

(2) ABC Corp. c/o John Doe, Treasurer	(2) John Doe, Treasurer

(3) ABC Corp. Profit Sharing Plan	(3) John Doe, Trustee

Trust Accounts
(1) ABC Trust	(1) Jane Doe, Trustee

(2) Jane Doe, Trustee u/t/d 12/28/78	(2) Jane Doe

Custodial Accounts
(1) John Smith, Custodian f/b/o John Smith, Jr. UGMA	(1) John Smith

(2) John Smith	(2) John Smith, Executor

PROXY CARD AMG SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG FUNDS FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE PROXY CARD NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust (All Funds) a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g. Peter W. MacEwen o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AMG PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER:    1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG FUNDS I FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds I (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust (All Funds) a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD AMG SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID:                Security ID: 123123123 Shares to Vote: ** confidential                Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER:    1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG FUNDS II FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE PROXY CARD NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds II (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD AMG SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG FUNDS II FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE PROXY CARD NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds II (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o 2.To approve the amendment of certain of the fundamental investment restrictions of AMG GW&K Global Allocation Fund:FOR AGAINST ABSTAIN a.To approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing o o o b.To approve the amendment of the Fund’s fundamental investment restriction with respect to issuing senior securities o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD AMG SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com AMG FUNDS III FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE PROXY CARD NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds III (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust (All Funds) a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AMG PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER:    1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG FUNDS III FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE PROXY CARD NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) SIGNATURE (IF HELD JOINTLY) DATE DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds III (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust (All Funds) a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o 2.To approve the amendment of certain of the fundamental investment restrictions of certain Funds: FOR AGAINST ABSTAIN a.To approve the amendment of the Funds’ fundamental investment restriction with respect to borrowing (AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund only) o o o b.To approve the amendment of the Funds’ fundamental investment restriction with respect to issuing senior securities (AMG GW&K High Income Fund and AMG Veritas Asia Pacific Fund only) o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD AMG VOTER PROFILE: SIGN, DATE AND VOTE ON THE REVERSE SIDE Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER:    1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG FUNDS IV FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds IV (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust (All Funds) a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD AMG SIGN, DATE AND VOTE ON THE REVERSE SIDE Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. vote.proxyonline.com Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER:    1234 5678 9101 AMG FUNDS IV FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds IV (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o 2.To approve the amendment of certain of the fundamental investment restrictions of AMG River Road Focused Absolute Value Fund: FOR AGAINST ABSTAIN a.To approve the amendment of the Fund’s fundamental investment restriction with respect to borrowing o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

AMG PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE VOTER PROFILE: Voter ID: Security ID: 123123123 Shares to Vote: ** confidential Household ID: 123456 **please call the phone number to the right for more information VOTE REGISTERED TO: SHAREHOLDER REGISTRATION YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! CONTROL NUMBER: 1234 5678 9101 Vote on the internet Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours a day. Vote by phone Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative. (866) 521-4487 Toll Free Vote by mail Mail your signed and voted proxy back in the postage paid envelope provided. Postage-Paid Envelope AMG FUNDS IV FUND NAME MERGED HERE PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2023 The undersigned, revoking all previous proxies, if any, with respect to the Shares (defined below), hereby appoints Thomas G. Disbrow, Mark J. Duggan and Maureen M. Kerrigan proxies, each with full power of substitution, to vote at the Combined Special Meeting of Shareholders and at any adjournments or postponements thereof (the “Meeting”) of the above listed Fund (the “Fund”) (the shares of beneficial interest of the Fund, the “Shares”) to be held at the offices of AMG Funds LLC (the “Investment Manager”), 680 Washington Boulevard, Suite 500, Stamford, Connecticut 06901 on October 10, 2023 at 3:00 p.m. Eastern Time, or at any adjournments or postponements thereof, upon the Proposals described in the Notice of Combined Special Meeting and accompanying Proxy Statement, which have been received by the undersigned. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (866) 521-4487. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. Important Notice Regarding the Availability of Proxy Materials for the Meeting To Be Held on October 10, 2023: The Notice of Combined Special Meeting and Proxy Statement are available at https://vote.proxyonline.com/AMG/docs/AMGFunds2023.pdf

FUND NAME MERGED HERE NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any. SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE This proxy is solicited on behalf of the Board of Trustees of AMG Funds IV (the “Trust”), and may be revoked (i) prior to its exercise by written notice of its revocation to the Secretary of the Trust, (ii) subsequent execution and timely return of another proxy prior to the Meeting, or (iii) by attending and voting at the Meeting and giving oral notice of revocation to the chair of the Meeting. After careful consideration, the Trust’s Board of Trustees unanimously recommends that shareholders vote “FOR” each Proposal. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE FOLLOWING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES’ DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: • PROPOSALS: FOR WITHHOLD 1.To elect the following seven Nominees of the Board of Trustees of the Trust (All Funds) a.Kurt A. Keilhacker o o b.Steven J. Paggioli o o c.Eric Rakowski o o d.Victoria L. Sassine o o e.Garret W. Weston o o f.Jill R. Cuniff o o g.Peter W. MacEwen o o 2.To approve the amendment of certain of the fundamental investment restrictions of certain Funds: FOR AGAINST ABSTAIN c.To approve the amendment of the Funds’ fundamental investment restriction with respect to borrowing and issuing senior securities (AMG River Road Dividend All Cap Value Fund, AMG River Road Small-Mid Cap Value Fund, and AMG River Road Small Cap Value Fund only) o o o d.Amend fundamental investment restriction with respect to lending (AMG River Road Dividend All Cap Value Fund, AMGRiver Road Small-Mid Cap Value Fund, and AMG River Road Small Cap Value Fund only) o o o PLEASE DATE, SIGN AND RETURN THIS CARD USING THE ENCLOSED, POSTAGE PAID ENVELOPE THANK YOU FOR VOTING [PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]